CONFIDENTIAL TREATMENT REQUESTED FOR PORTIONS OF THIS DOCUMENT. PORTIONS FOR WHICH CONFIDENTIAL TREATMENT IS REQUESTED HAVE BEEN MARKED WITH THREE ASTERISKS [***] AND A FOOTNOTE INDICATING “CONFIDENTIAL TREATMENT REQUESTED”. MATERIAL OMITTED HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

MASTER SERVICES AGREEMENT

BETWEEN

HUGHES NETWORK SYSTEMS, LLC

AND

ROW 44, INC.

DRAFT

MASTER SERVICES AGREEMENT

This Agreement is entered into and made effective as of this _____ day of ___________ 2007, (the “Effective Date”) by and between Row 44, Inc., with offices at 31280 Oak Crest Drive, Suite #5, Westlake Village, CA 91361 (“Customer” or “Row 44”), and Hughes Network Systems, L.L.C., having its principal offices at 11717 Exploration Lane, Germantown, MD 20876 (“HNS”).

WHEREAS, the parties hereto entered into that certain Satellite Delivery and Services Agreement on or about September 9, 2004, as amended by that certain Amendment No. 1 effective as of September 30, 2005 (collectively, the “Original Agreement”);

WHEREAS, the Original Agreement contemplated that the parties would enter into a further agreement for the provision by HNS of certain equipment to be used in connection with Customer’s deployment of a communication system for Internet connectivity on aircraft (the “System”);

WHEREAS, the Original Agreement contemplated that HNS would be paid for said equipment and services in accordance with a formula therein specified;

WHEREAS, the parties have agreed, in a certain Development Services Agreement heretofore entered into by each them on or about July 10, 2007, that the platform to be utilized for the System would be the HNS’ HX Network, instead of the architecture initially contemplated in the Original Agreement;

WHEREAS, the Parties further intend that the Original Agreement be revised to provide, among other things, that the prices for the equipment and services to be utilized in connection with the System be changed to the prices and payment structure herein specified; and

WHEREAS, on even date herewith, the parties have executed a Master Purchase Agreement covering Customer’s purchase of certain equipment to be used in connection with Customer’s provision of the System; and

WHEREAS, the parties now desire to set forth the terms and conditions under which HNS will provide certain services related to the System.

NOW THEREFORE, for and in consideration of the foregoing and of the mutual premises hereinafter expressed, and intending to be legally bound hereby, it is mutually agreed as follows:

1.        SCOPE OF SERVICES

During the Term (as defined), HNS will provide, and Customer will accept and pay for, the services in accordance with and subject to the terms and conditions set forth herein and Exhibits A, B and C attached hereto and incorporated herein (which services are hereafter referred to as the “Services”).:

Exhibit A – Statement of Work

Exhibit B – Hub Operations, Maintenance and Technical Support Services

Exhibit C – Service Pricing and Payment Terms

During the Term, Customer may order additional Services subject to the terms hereof, for the same at the prices set forth in this Agreement, including the Exhibits hereto. Notwithstanding the foregoing, Customer acknowledges that additional Space Segment Services will be subject to the availability of such Space Segment capacity. In order to increase the likelihood that HNS will be able to provide any such additional Space Segment capacity when such capacity is required by Customer, the parties will establish a mutually acceptable methodology for forecasting and ordering any additional space segment that may be required by Customer. In addition, on a regular basis HNS will provide Customer with its best estimate of the amount of Space Segment capacity currently available and to anticipated to become available on any of the satellites used by Customer.

In addition, from time to time, Customer may request HNS to provide certain supplementary services for Customer, including supplementary maintenance and repair services, which are outside the scope of the Services (“Demand Services”). The parties will, prior to providing any Demand Services, develop and mutually agree in writing upon the details regarding such services and the associated pricing and commercial terms.

2.        TERM OF AGREEMENT

The term of this Agreement (“Term”) and the term of Services provided hereunder will remain in effect for sixty (60) months (the “Initial Term”), unless terminated earlier as provided herein. At the end of the Initial Term, the Term will automatically renew for one additional, five (5) year period, unless otherwise terminated by Row 44 giving written notice to HNS at least ninety (90) days prior to the end of the Initial Term. At the end of the first additional five (5) year period, the Term will then automatically renew an additional five (5) year period, unless otherwise terminated by either party giving written notice of the other at least ninety (90) days prior to the end of the then current Term (each extended five (5) year period a “Renewal Term”). The Initial Term and Renewal Terms are referred to in this Agreement as the “Term” of this Agreement.

2A.     EXCLUSIVITY

a.	***

b.	***

c.	***

i.	***
ii.	***

D.	***

E.	Notification; Cure. In the event HNS believes Row 44 has failed to meet the applicable exclusivity metric for any given period set forth in this section, HNS will provide written notice of the same to Row 44 and Row 44 shall thereafter have 60 days to make a cash payment to HNS in the amount of such shortfall.

*** Confidential treatment requested.

 F      No Assignment of Exclusivity Right. HNS’ exclusivity obligation, as herein specified, shall be personal to Customer itself, and shall not extend to any successors or assigns of Customer, without the prior consent of HNS, except that in the event of any assignment which take place by virtue of the sale of all or substantially all of the assets of Row 44, HNS will not unreasonably withhold its consent to such assignment.

G.	***

3.        ASSIGNMENTS

Except for (i) assignment to a successor who acquires substantially all of the assets and business of HNS or Customer, (ii) assignment to a subsidiary company, parent company, or subsidiary of parent company, or (iii) assignment, pledge, or transfer by HNS of any interest in any payments to be received by HNS hereunder, neither party hereto may assign this Agreement or any portion hereof without the prior written consent of the other, which consent shall not be unreasonably withheld or delayed. Any assignment permitted hereunder, or otherwise agreed to by the other party hereto will not relieve the assigning party of any obligations with respect to any covenant, condition, or obligation required to be performed by the assigning party under this Agreement.

4.        PRICE AND PAYMENT TERMS

A.	The prices for the Services to be provided hereunder (“Charges”) are set forth in Exhibit C.

B.	The prices for the Services to be provided hereunder as set forth in Exhibit C, except for the price of Space Segment shall be fixed for the Initial Term. In respect of Space Segment, the price in Exhibit C for Customer’s initial order of Space Segment shall be fixed for the Initial Term. In the event that Customer requires additional Space Segment, or Space Segment on a different satellite, Customer shall advise HNS of the scope of its requirement as soon as possible. Subject to the terms described in Section 1 above, HNS will procure additional Space Segment on behalf of Customer per Customer’s order at mutually agreed Space Segment pricing.

C.	The Services Charges provided for in this Agreement are exclusive of the following taxes and charges with respect to the Services or Equipment provided hereunder: (i) any present or future Federal, State, or local excise, sales, or use taxes; (ii) any other present or future excise, sales or use tax, or other charge or assessment upon or measured by the gross receipts from the transactions provided in this Agreement or any allocated portion thereof or by the gross value of the Services and other materials provided hereunder, including but not limited to a Universal Service Fund charge; and (iii) any present or future property, inventory, or value-added tax or similar charge. Customer will pay and discharge, either directly to the governmental agency or as billed by HNS, the foregoing taxes and charges and all assessments, and other taxes with respect to the transactions provided in this Agreement and all Services provided hereunder (excluding any Federal, state, local or foreign income taxes, or any tax on gross receipts or gross revenue which is in the nature of an income tax, or any franchise, net worth or capital taxes, imposed upon HNS).

*** Confidential treatment requested.

D.	HNS will invoice all recurring monthly Service Charges on a monthly basis.

E.	Customer will pay all invoices submitted hereunder in accordance with the payment terms set forth in Exhibit C. In the even t no such payment terms are described in said Exhibit C, in respect of other Services being provided to Customer, Customer will pay such invoices net thirty (30) days days from the date of invoice. Customer agrees to pay on demand a late payment charge on any amount that is not received by the due date for such payment, at an annual rate of the lesser of (i) the current prime rate (or equivalent), as last quoted by The Wall Street Journal prior to the due date of the payment, plus two percent (2%), or (ii) the maximum rate allowed by applicable law. Any invoice not disputed by Customer in writing within 120 days after issuance shall be deemed valid and shall not be subject to dispute.

5.          LICENSE OF SOFTWARE

A.	Customer acknowledges that any software supplied by HNS to Customer is subject to the proprietary rights of HNS and/or HNS' vendor(s) (the “Licensor(s)”) Customer acknowledges that that any software licensed hereunder was developed using HNS’ and its Licensor’s typical commercial practices, and not in anticipation of Customer’s particular aircraft-based application. Except for the licenses granted herein, HNS or its Licensor(s), as the case may be, will retain all right, title and interest in the Software. Customer acknowledges that it may use the Software only pursuant to the terms of this Agreement.

B.	Subject to Customer payment of the Charges specified herein, HNS hereby grants to Customer and Customer hereby accepts from HNS a perpetual, irrevocable, worldwide, nonexclusive license (or sublicense, as applicable) to use the Software and associated documentation solely in the connection with the Equipment provided hereunder, such license to commence upon delivery of the Software and associated Equipment to Customer. Customer’s right to use Software shall include the right to use multiple versions or releases of the Software, if applicable (including any updates, “bug” fixes or enhancements).

C.	Except as permitted by this Article, Customer will not (i) alter, modify, create derivative works of, or attempt to alter, modify, or create derivative works of the Software or any part thereof, (ii) copy, duplicate, or permit anyone else to copy or duplicate, any part of the Software, or (iii) create or attempt to create, or permit others to create or attempt to create, by decompiling, disassembling, reverse engineering or otherwise, the source programs or any part thereof from the object programs or from other information made available under this Agreement. Customer may at its own expense make one copy of the object program for archive purposes.

6.       FORCE MAJEURE

Either party hereto shall be excused for delays or interruptions in the performance of its obligations under this Agreement when such delays or interruptions (i) are caused by the other party, or, (ii) except for the exercise of due care, are otherwise beyond the reasonable control of such party, including but not limited to war (whether or not actually declared), sabotage, insurrection, rebellion, riot or other act of civil disobedience, act of a public enemy, failure of or delay in transportation, any governmental act, judicial action, priorities given U.S. Government procurements, labor dispute, shortage of labor, fuel, raw material or machinery, fire, accident, explosion, epidemic, quarantine, storm, flood, earthquake, or other Acts of God (“Force Majeure”). The parties specifically agree that rain, snow or other ordinary weather conditions (excluding tornadoes, hurricanes, and other major storms) do not constitute Force Majeure conditions. If any such Force Majeure occurs, the party affected by such Force Majeure shall use its best efforts to abate the effect of such Force Majeure and restore compliance with the terms of this Agreement as soon as possible. In that regard, during a Force Majeure, HNS shall allocate production and deliveries of equipment to Customer on a basis no less detrimental than any other customer of HNS similarly subject to such Force Majeure; provided, that, HNS may give preferential treatment to allocating equipment to the U.S. Government.. Customer may cancel any scheduled delivery that has been excusably delayed for reason (ii) above for more than two (2) months.

7.    LIMITED WARRANTIES ON SERVICES, DISCLAIMERS, PROCEDURES

A.	Subject to the terms and conditions hereof, HNS warrants that all Services will be performed in a professional and workmanlike manner and in accordance with applicable specification, if any. In the event of any breach of the foregoing warranty, HNS shall, at its option and expense in accordance with, promptly reperform, repair or replace, or cause to be reperformed, repaired or replaced, any Service that proves to have a defect.

B.	Any reperformance, repair, replacement, amendment, or alteration will be performed in accordance with HNS’ standard practices with respect to such Services. .

C.	Customer acknowledges and agrees that, except for the services performed in connection with the Development Agreement (which services are warranted in accordance with the terms of such Development Agreement), HNS has not evaluated or certified the functionality of Customer’s antenna or associated equipment as substitutes for the equipment typically provided by HNS for use with the Service or evaluated the performance or capability of the same (or combination of such antenna with any equipment or services provided by HNS) in connection with Customer’s aeronautical application. HNS makes no representations regarding such substituted equipment or such combination and the effect of the same on the performance of the Service impacts the System or otherwise. Without limiting the generality of the foregoing, HNS makes no representation regarding the fitness for use of the Service in the System or Customer’s aeronautical application. In addition, Customer has sole responsibility for any and all changes that may be required to ensure fitness or use in Customer’s application and for obtaining all necessary FAA, FCC and any other certifications that may be required for flight qualification.

D.	EXCEPT AS SPECIFICALLY SET FORTH HEREIN, HNS NEITHER MAKES NOR ASSUMES ANY LIABILITY UNDER ANY WARRANTIES (WHETHER EXPRESS, IMPLIED, OR STATUTORY) ON OR WITH RESPECT TO THE SERVICE, INCLUDING, WITHOUT LIMITATION, ANY IMPLIED CONDITIONS OR WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8.     PATENT AND COPYRIGHT INDEMNITY

A.	Hughes warrants that, to the best of its knowledge, the Services, Software and the Equipment will not infringe any patent, copyright, trademark, trade secret, mask work right or other intellectual property right of any third party. If Customer promptly notifies Hughes in writing of a third party claim against Customer that any of the Equipment, Software or Service provided by Hughes infringes a patent, copyright trade secret or other intellectual property right of a third party, Hughes will indemnify, defend and hold Customer harmless with respect to such claim at Hughes’ expense and will pay any costs or damages that may be finally determined against Customer. In the event of any such claim, HNS shall have the right to control the defense thereof and Customer shall provide such reasonable assistance and information, at HNS’ expense, as HNS requests in writing and as it is available to Customer.

B.	Further, if any such item is, or in Hughes’ opinion is likely to be, held to constitute an infringing product, Hughes shall at its expense and option either (a) procure the right for Customer to continue using it, (b) replace it with a non-infringing equivalent reasonably acceptable to Customer, (c) modify it to make it non-infringing or (d), only if the remedies above are impracticable, accept return of such item and, in addition to the indemnification obligations above and such other rights and remedies of Customer available herein, refund to Customer the fees paid for such item less a reasonable amount for Customer’s use of the relevant item up to the time of return.

C.	Notwithstanding the above, HNS will not be liable for any such damages or costs attributable to claims resulting from (i) HNS' compliance with Customer’s designs, specifications, or instructions, (ii) use of any item provided by HNS in combination with products not supplied by HNS, to the extent the claim would not have otherwise arisen but for such combined use, or (iii) a manufacturing or other process carried out by or through Customer and utilizing any item provided by HNS that constitutes either direct or contributory infringement of any patent or other intellectual property right~~,~~. In addition, the exclusion from HNS’ intellectual property indemnity, as described in Section 9(e) of the Development Services Agreement heretofore entered into by the parties, as said exclusion applies to claims of infringement which would not have arisen but for such development work, shall continue to apply. All such claims for which HNS has no indemnity obligation are hereafter referred to as "Other Claims". Customer will indemnify HNS from any and all losses, liabilities, damages and costs finally awarded or agreed upon in any settlement of a claim for infringement of any patent or intellectual property right in any suit resulting from Other Claims, and from reasonable expenses incurred by HNS in defense of such suit if Customer does not undertake the defense thereof.

D.	The foregoing indemnity shall be Customer’s sole and exclusive remedy for any patent and copyright infringement claims arising out of the use of the Equipment, Software and documentation provided to Customer hereunder, and is in lieu of any other indemnity or warranty, express or implied, with respect to intellectual property.

9.       TERMS OF USE

Customer agrees to require its end users, or, if applicable, Customer agrees to require its airline customer reseller of its service, to require their respective end users to agree to terms and conditions relating to service to be provided by Customer which terms are substantially similar to those set forth in Attachment 1 to this Agreement.

10.     INDEMNIFICATION

Customer and HNS shall indemnify, defend and hold the other harmless from and against any claims, demands, and causes of action asserted against the indemnitee by any person (including, without limitation, HNS' and Customer's employees, HNS' subcontractors and employees of such subcontractors or any third party) for personal injury or death or for loss of or damage to property resulting from the indemnitor's negligence or willful misconduct hereunder. Where personal injury, death or loss of or damage to property is the result of the joint negligence or willful misconduct of Customer and HNS, the indemnitor's duty of indemnification shall be in proportion to its allocable share of joint negligence or willful misconduct.

Customer shall indemnify, defend and hold HNS harmless from and against any claims, demands, and causes of action asserted against the indemnitee by any person (including, without limitation, any of Customer’s customers or any person or entity that Customer permits to use the any service provided by Customer) based on any claim in connection with: (i) the Service provided to any customer of Customer (including end users or airlines) or the failure of Customer to provide such Service; (ii) any material misrepresentation or material omission made to by Customer regarding the Services or any service to be provided by Customer; (iii) any claim by any customer of Customer arising from loss of service due to the termination of this Agreement or any other reason; and (iv) any violation by Customer of local, state or federal laws, rules and regulations.

Each party’s indemnification obligation shall be contingent upon the indemnitee giving prompt written notice to the indemnitor of any such claim, demand, or cause of action and permitting the indemnitor to have sole control of the defense thereof.

11.         INSURANCE.

A.	Commencing not later than on the first installation by Customer on commercial aircraft and thereafter during the Term, Customer shall obtain and maintain at its own expense, and require its agents, subcontractors and representatives to obtain and maintain at their own expense or at Customer’s expense, insurance of the type and in the amounts set forth below:

i	Commercial General Liability (“CGL”) coverage on an occurrence basis (not claims made), with limits at least $20,000.000 per occurrence for bodily injury and property damage, including coverage for liability arising from (i) premises; (ii) operations; (iii) broad form property damage; (iv) personal injury; (v) independent contractor's liability; and (vi) work performed by Customer.

ii	Excess Liability coverage with respect to the CGL policy described above, in an umbrella form and on an occurrence basis with limits of at least $20,000,000 per occurrence.

iii	Professional Liability coverage with limits of at least $5,000,000 providing coverage for claims arising out of the performance of Customer and its subcontractors in providing or failing to provide the equipment and services to its customers, airlines and end users, including, but not limited to, coverage for errors and omissions caused by Customer’s or its subcontractor’s negligence in the performance thereof.

B.	Upon obtaining such insurance, Customer shall deliver certificates of insurance in a form acceptable to HNS which evidence that Customer has the insurance required by this Section. HNS shall be named as an “Additional Insured” with respect to all coverages required by this Section. Customer shall obtain the insurance policies required by this Section from a provider that has a rating of A- X or better from A.M. Best’s or a comparable rating from another rating agency. These policies shall not be canceled or materially changed without ten (10) days prior written notice from the insurer to HNS and Customer.

C.	Notwithstanding anything to the contrary in this Agreement if Customer fails to maintain the insurance required by this Section, or if any of the required insurance is cancelled and not replaced within a commercially reasonable timeframe, HNS may terminate this Agreement for the default of Customer without further obligation.

D.	The insurance required by this Section shall be primary insurance and not excess over nor contributing with any insurance maintained by HNS. In addition, the insurance requirements set forth above are minimal coverage requirements and are not to be construed in any way as a limitation on Customer’s liability under this Agreement.

E.	As an alternative to Customer’s requirement to secure the Comprehensive General Liability coverage and the Excess Liability coverage referenced in Sections A.i and A.ii above, Customer may provide HNS with proof that (a) its airline customers are not requiring these coverages from Customer, (b) that such airline customers are intending to address any insurance requirements relating to these coverages themselves through their own aviation insurance coverage, or (c) that such airline customers are indemnifying and holding Customer harmless from and against any liability for personal injury and property damage arising from or relating to Customer’s provision of equipment and services to such airline customers or end users.

12.       DEFAULT BY CUSTOMER

12.1       Definition

The occurrence of any one or more the following events (herein called "Events of Customer Default") shall constitute a default by Customer under this Agreement:

A.	Default by Customer in the payment of any charge payable hereunder as and when the same becomes due and payable and such default continues for a period of thirty (30) days after notice of such default from HNS, or

B.	Default by Customer in the performance of any other term, covenant or condition of this Agreement, which default shall continue for a period of thirty (30) days after written notice; or

C.	The making of an assignment by Customer for the benefit of its creditors or the admission by Customer in writing of its inability to pay its debts as they become due, or the insolvency of Customer, or the filing by Customer of a voluntary petition in bankruptcy, or the adjudication of Customer as bankrupt, or the filing by Customer of any petition or answer seeking for itself any reorganization, arrangement, composition or readjustment precipitated by the insolvency or bankruptcy of Customer, any liquidation, dissolution or similar relief under any present or future statute, law or regulation, or the filing of any answer by Customer admitting, or the failure by Customer to deny, the material allegations of a petition filed against it for any such relief, or the seeking or consenting by Customer to, or acquiescence by Customer in, the appointment of any trustee, receiver or liquidator of Customer or of all or any substantial part of the properties of Customer, or the inability of Customer to pay its debts when due, or the commission by Customer of any act of bankruptcy; or

D.	The failure by Customer, within sixty (60) days after the commencement of any proceeding against Customer seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, to obtain the dismissal of such proceeding or, within sixty (60) days after the appointment, without the consent or acquiescence of Customer, or any trustee, receiver or liquidator of Customer or of all or any substantial part of the properties of Customer, to vacate such appointment.

12.2    Remedies

Upon the occurrence of any Event of Customer Default, HNS may, in addition to any other rights or remedies available to it at law or in equity, terminate this Agreement immediately upon written notice. In addition, upon termination of this Agreement for the default of Customer, HNS may, at its option, require Customer to disable any equipment provided by HNS which has been previously installed in any aircraft. Customer shall in any event remain fully liable for reasonable damages as provided by law and for all costs and expenses incurred by HNS on account of such default including all court costs and reasonable attorneys fees.

13.    DEFAULT BY HNS

13.1   Definition

The occurrence of any one or more the following events (herein called "Events of HNS Default") shall constitute a default by HNS under this Agreement:

A.	Default by HNS in the performance of any other term, covenant or condition of this Agreement, which default shall continue for a period of thirty (30) days after notice; or

B.	The making of an assignment by HNS for the benefit of its creditors or the admission by HNS in writing of its inability to pay its debts as they become due, or the insolvency of HNS, or the filing by HNS of a voluntary petition in bankruptcy, or the adjudication of HNS as bankrupt, or the filing by HNS of any petition or answer seeking for itself any reorganization, arrangement, composition or readjustment precipitated by the insolvency or bankruptcy of HNS, any liquidation, dissolution or similar relief under any present or future statute, law or regulation, or the filing of any answer by HNS admitting, or the failure by HNS to deny, the material allegations of a petition filed against it for any such relief, or the seeking or consenting by HNS to, or acquiescence by HNS in, the appointment of any trustee, receiver or liquidator of HNS or of all or any substantial part of the properties of HNS, or the inability of HNS to pay its debts when due, or the commission by HNS of any act of bankruptcy, as amended; or

C.	The failure by HNS, within sixty (60) days after the commencement of any proceeding against HNS seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, to obtain the dismissal of such proceeding or, within sixty (60) days after the appointment, without the consent or acquiescence of HNS, or any trustee, receiver or liquidator of HNS or of all or any substantial part of the properties of HNS, to vacate such appointment.

13.2    Remedies

Upon the occurrence of any one or more Events of HNS Default, Customer may, in addition to any other rights or remedies available to it at law or in equity, and subject to the limitations described in Section 15, terminate this Agreement immediately upon written notice. HNS shall in any event remain fully liable for reasonable damages as provided by law and for all costs and expenses incurred by Customer on account of such default including all court costs and reasonable attorneys fees.

14.     LIMITATION OF LIABILITY

A.	IN NO EVENT WILL CUSTOMER, HNS, OR ASSIGNEES BE LIABLE TO EACH OTHER FOR SPECIAL, COLLATERAL, EXEMPLARY, PUNITIVE, INDIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES OF ANY NATURE (INCLUDING WITHOUT LIMITATION, LOSS OF GOODWILL, LOSS OF PROFITS OR REVENUES, LOSS OF DATA, LOSS OF SAVINGS, LOSS OF USE, INTERRUPTIONS OF BUSINESS, AND CLAIMS OF CUSTOMERS) ARISING OUT OF OR RELATED TO THIS AGREEMENT, OR THE EQUIPMENT, SOFTWARE, AND SERVICES PROVIDED HEREUNDER, EVEN IF SUCH DAMAGES WERE FORESEEABLE.

B.	HNS' MAXIMUM AGGREGATE LIABILITY UNDER THIS AGREEMENT SHALL BE LIMITED TO THE SERVICE CHARGES PAID BY CUSTOMER DURING THE TWELVE MONTH PERIOD IMMEDIATELY PRECEDING HNS’ RECEIPT OF NOTICE OF THE EVENT THAT GAVE RISE TO SUCH LIABILITY.
C.	The remedies of Customer and HNS set forth herein are exclusive and in lieu of all other remedies, express or implied. Except for the remedies provided for herein, neither HNS nor its subcontractors shall be liable for any delay or failure of performance of the Equipment, Software or Services provided herein.

15.     INDEPENDENT CONTRACTOR AND SUBCONTRACTING

A.	HNS and Customer will be and shall act as independent contractors, and neither party is authorized to act as an agent or partner of, or joint venturer with, the other party for any purpose. Neither party by virtue of this Agreement shall have any right, power, or authority to act or create any obligation, express or implied, on behalf of the other party. Customer acknowledges and agrees that HNS will be solely responsible to determine the method and manner of performing its obligations hereunder.

B.	Customer agrees that HNS may, at its sole discretion, subcontract the whole or any part of its obligations under this Agreement; provided that HNS agrees that it will retain full responsibility for such obligations despite such subcontract.

16.     CONFIDENTIALITY

A.	HNS and Customer, to the extent of their contractual and lawful right to do so, will exchange proprietary or confidential information as reasonably necessary for each to perform its obligations under this Agreement. All information relating to this Agreement provided by either party to the other, whether oral or written, and when identified as confidential or proprietary in writing, is hereby deemed to be confidential and proprietary information ("Proprietary Information").

B.	Except as set forth in Paragraph C below, a party receiving Proprietary Information pursuant hereto (the "Receiving Party") will keep such Proprietary Information confidential, and will not, without the prior written consent of the party disclosing such information (the "Disclosing Party"), (i) use any portion of the Proprietary Information for any purpose other than the purpose of this Agreement, or (ii) disclose any portion of the Proprietary Information to any persons or entities other than the employees and consultants of the Receiving Party (and HNS' subcontractors) who reasonably need to have access to the Proprietary Information in connection with the purposes of this Agreement and who have agreed to protect Proprietary Information as though they were a party to this Agreement.

C.	A Receiving Party will not be liable for disclosure of Proprietary Information, or any part thereof, if the Receiving Party can demonstrate that such Proprietary Information (i) was in the public domain at the time it was received or subsequently entered the public domain through no fault of the Receiving Party; (ii) was known to or is in the possession of the Receiving Party at the time of receipt; (iii) became known to the Receiving Party from a source other than the Disclosing Party without breach of an obligation of confidentiality; or (iv) is disclosed more than five (5) years after the date of receipt of the proprietary Information by the Receiving Party. In the event of any legal action or proceeding or asserted legal requirement for disclosure of Proprietary Information furnished hereunder, the Receiving Party will promptly notify the Disclosing Party and, upon the request and at the expense of the Disclosing Party, will cooperate with the Disclosing Party in lawfully contesting such disclosure. Except in connection with any failure to discharge its responsibilities under the preceding sentence, the Receiving Party will not be liable for any disclosure pursuant to court order.

D.	Proprietary Information will remain the property of the Disclosing Party and will, at the Disclosing Party's request and after it is no longer needed for the purposes of this Agreement or upon expiration or termination of this Agreement for any reason, whichever occurs first, promptly be returned to the Disclosing Party or be destroyed, together with all copies made by the Receiving Party and by anyone to whom such Proprietary Information has been made available by the Receiving Party in accordance with the provisions of this Section 16.D.

17.     RESOLUTION OF DISPUTES

Any and all disputes arising under or in connection with this Agreement shall be resolved in accordance with this Section 17.

A..	Negotiation.

The parties shall attempt to resolve any dispute, controversy or difference that may arise between them through good faith negotiations. In the event the parties fail to reach resolution of any such dispute within sixty (60) days after entering into negotiations, either party may refer such dispute to arbitration pursuant to the provisions of Section 17.B. Notwithstanding the above, the parties may elect to waive applicability of this section (i) if both parties agree in writing that the nature of their dispute is such that it cannot be resolved through negotiations; or (ii) if a party shall suffer irrevocable harm by such delay.

B.	Arbitration.

Arbitration shall be conducted in accordance with the International Arbitration Rules of the American Arbitration Association (“AAA”) in effect at the time of arbitration. The arbitration shall be in accordance with the following guidelines except to the extent the parties to arbitration shall agree otherwise:

1.	The place of arbitration shall be Washington, D.C.

2.	The arbitration panel shall be composed of one arbitrator. If the parties fail to mutually agree on an arbitrator within thirty (30) days from the date the dispute is referred to arbitration, any party may refer such selection to the AAA.

3.	The proceeding shall be conducted and transcribed in English. Any document submitted in a language other than English shall be accompanied by an English translation. Neither party will be entitled to discovery in connection with such arbitration unless otherwise mutually agreed in writing.

4.	The results of any such arbitration, and all testimony and evidence related to the confidential information or trade secrets of either party shall be deemed to be Proprietary Information subject to Section 16 and shall be safeguarded and maintained as confidential, with access to such evidence to be only on a need-to-know basis and subject to all reasonable precautions so as not to jeopardize the confidential information or trade secrets of any party.

5.	The parties hereby accept jurisdiction of the arbitral tribunal over the parties and over the subject matter of the dispute.

6.	Notwithstanding the foregoing, either party shall have the right to seek injunctive relief regarding any disputes arising under Section 17.

18.     ***

19.     ADDITIONAL CLAUSES

A.	EXPORT CONTROL: It is expressly agreed that the execution of this Agreement and the subsequent delivery of any Equipment or Software under this Agreement are subject to all applicable export controls imposed or administered by the U.S. Department of Commerce as well as by any other U.S. Government Agency that may impose any such controls, including but not limited to the export of technical data, equipment, software and know-how. Each party shall perform their obligations under this Agreement in compliance with such laws and regulations and shall not take any action contrary thereto. Customer will not export or re-export, directly or indirectly, any Software, Equipment, documentation or other technical data provided to it hereunder, without complying with all export control laws and regulations, and without first obtaining any required export licenses and approvals. HNS shall provide reasonable cooperation and assistance to enable Customer to obtain any such export licenses and approvals.

*** Confidential treatment requested.

B.	ENTIRE AGREEMENT: This Agreement, the Exhibits hereto, and any other documents referred to herein constitute the entire agreement between the parties, and supersedes any prior written or oral agreement or understanding with respect to the subject matter hereof. No interpretation, amendment, or change to this Agreement will be effective unless made in writing and signed by both parties, except that each party may change the address or the name of the person to whom notices to that party will be sent by giving written notice of such change to the other party as provided in Section 19.E hereof.

C.	NO WAIVER: Failure by either party to exercise any rights under this Agreement in any one or more instances will not constitute a waiver of such rights in any other instance. Waiver by such party of any default under this Agreement will not be deemed a waiver of any other default. No alteration or modification of any provision of this Agreement will be binding unless in writing and signed by duly authorized representatives of both parties.

D.	GOVERNING LAW: This Agreement, the rights and obligations of the parties hereto, and any claims or disputes relating thereto, will be governed by and construed in accordance with the laws of the State of Maryland notwithstanding the place of execution or performance of this Agreement (without reference to its conflict of laws principles) and applicable Federal laws.

E.	CROSS DEFAULT: In the event that either party is in breach of any other agreement between the parties hereto, such breach may, at the option of the non- breaching party, be deemed to be a breach of this Agreement. Consequently, in the event the breach of such other agreement between the parties is not cured pursuant to the terms of such agreement, thus leading to the termination of such agreement for default, this Agreement may likewise be terminated for default.

F.	NOTICES: All notices, demands, requests, or other communications provided for herein (other than routine communications concerning the Services) will be given in writing and will be effective when delivered personally or when sent by registered or certified mail, return receipt requested, postage prepaid, or transmitted by facsimile, hand delivery, telegram, or telex/TWX. All notices sent by either party will be addressed as follows:

If to HNS:

Hughes Network Systems, LLC

11717 Exploration Lane

Germantown, Maryland 20876

ATTN: General Counsel

If to Customer:

Row 44, Inc.

31280 Oak Crest Drive, Suite #5

Westlake Village, CA 91361

Attn: Chief Executive Officer

With a copy to:

Strategic Law Partners, LLP

500 S. Grand Avenue, Suite 2050

Los Angeles, CA 90071

Attn: Timothy F. Silvestre

Either party may designate by notice in writing a new address to which any notice, demand, request, or communication will be delivered, as provided above.

G.	SEVERABILITY: If any of the provisions or any portion of the provisions of this Agreement shall be held invalid or unenforceable, such invalidity or unenforceability will not invalidate or render unenforceable the entire Agreement, but rather the entire Agreement will be construed as if not containing the particular invalid or unenforceable provisions or portion thereof, and the rights and obligations of the parties hereto will be construed and enforced accordingly.

H.	COUNTERPARTS. One execution original of this Agreement, together with its Exhibits and Addendums, marked “Original”, shall be the original of this Agreement evidencing use agreements covering the Equipment. All other executed counterparts of this Agreement shall be marked “Duplicate”. To the extent that this Agreement constitutes chattel paper, as such term is defined in the Uniform Commercial Code of the applicable jurisdiction, no security interest in this Agreement may be created through the transfer of possession of any counterpart other than the Original of this Agreement.

I.	BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the parties hereto, their successors and permitted assigns.

J.	COMPLIANCE WITH LAWS. Each party agrees to comply with all applicable laws, rules, and regulations in connection with its activities under this Agreement.

IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by and through their duly authorized representatives.

Hughes Network Systems, LLC

By:	/s/ Philip K. O’Brien
Name:	Philip K. O’Brien
Title	V.P. Legal
Date:	12/21/2007

Row 44, Inc.

By:	/s/ John Guidon
Name:	John Guidon
Title:	CEO
Date:

ATTACHMENT 1

REQUIRED END-USER AGREEMENT TERMS AND CONDITIONS

As specified in Section 9 of this Agreement, this Attachment contains the terms and conditions which Customer, or its airline customer, must incorporate, in pertinent part, into its End-User Agreements with its customers.

PROHIBITED CONDUCT

You agree not to use the Service as follows: (a) for any unlawful, improper or criminal purpose or activity; (b) to post or transmit information or communications that, whether explicitly stated, implied, or suggested through use of symbols, are libelous, defamatory, invasive of another person’s privacy, sadistic, cruel, or racist in content; or which espouses, promotes or incites bigotry, hatred or racism; or which might be legally actionable for any reason; (c) hurts minors in any way; (d) forge headers or otherwise manipulate identifiers in order to disguise the origin of any content transmitted through the Service; (e) intentionally or unintentionally violate any applicable local, provincial, state, national or international law, including, but not limited to, rules, orders and regulations having the force of law; (f) to attempt to access or access the accounts of others, to spoof or attempt to spoof the URL or DNS address, or to attempt to penetrate or penetrate our security measures or other entities' systems ("hacking") whether or not the intrusion results in corruption or loss of data; (g) to bombard individuals or newsgroups with uninvited communications, data or information, or other similar activities, including but not limited to "spamming", "flaming" or denial or distributed denial of service attacks; (h) to transmit unsolicited voluminous emails (for example, spamming) or to intercept, interfere with or redirect email intended for third parties using the Service; (i) to introduce viruses, worms, harmful code and/or Trojan horses on the Internet; (j) to post information on newsgroups which is not in the topic area of the newsgroup; (k) to interfere with another person's usage or enjoyment of the Internet or this Service; (l) to post or transmit information or communications that are defamatory, fraudulent, obscene or deceptive, including but not limited to scams such as "make-money-fast" schemes or "pyramid/chain" letters; (m) to damage the name or reputation of Service Provider or its subcontractors, or any of their respective parents, affiliates and subsidiaries, or any third parties; (n) to transmit confidential or proprietary information, except solely at your own risk; (o) to violate our or any third party's copyright, trademark, proprietary or other intellectual property rights, including trade secret rights; (p) to generate excessive amounts (as determined in our sole discretion) of Internet traffic, or to disrupt net user groups or email use by others; (q) to engage in activities designed to or having the effect of degrading or denying Service to other users or others (including activities that compromise a server, router, circuit or software; (r) to use any name or mark of Service Provider Hughes Network Systems, or their respective parents, affiliates or subsidiaries, as a hypertext link to any Web site or in any advertising publicity or other commercial manner; (t) to use the Service or the Internet in a manner intended to threaten, harass, or intimidate others; (u) to cause the screen to "scroll" faster than other subscribers or users are able to type to it, or any action that has a similar disruptive effect, on or through the Service; (v) to use the Service to disrupt the normal flow of online dialogue, (w) to use the Service to violate any operating rule, policy or guideline of any other online services provider or interactive service; (x) to attempt to subvert or to aid third parties to subvert, the security of any computer facility or system connected to the Internet; (y) to impersonate any person or using a false name while using the Service; (z) to install "auto-responders," "cancel-bots" or similar automated or manual routines which generate excessive amounts of net traffic, or disrupt net user groups or email use by others; (aa) to make false or unverified complaints against any subscriber, or otherwise abusing any of our complaint response procedures; (bb) to export software or any information in violation of US export laws; or (cc) to use the Service in contravention of the limitations of the pricing plan you have chosen.

ILLEGAL PURPOSES

You agree not to use the Service nor any of its elements or related facilities or capabilities to conduct any business or activity, or solicit the performance of any activity, which is prohibited by or would violate any applicable law, rule, regulation or legal obligation.

OTHER OBLIGATIONS RELATING TO CONTENT

You agree we do not, and we shall not without cause, pre-screen content transmitted by you over the Service, but we shall have the right (but not the obligation) in our sole discretion to refuse or move any such content that is available via the Service, including without limitation any content that violates the terms of this Agreement or is otherwise objectionable. You agree to evaluate, and bear all risks associated with, the use of any content, including any reliance on the accuracy, completeness, or usefulness of such content, and acknowledge that you may not rely on any content created by, or submitted to, ourselves.

You agree we may preserve and disclose content if required to do so by law or in the good faith belief that such preservation or disclosure is reasonably necessary to: (a) comply with legal process; (b) enforce the terms of this Agreement; (c) respond to claims that any content violates the rights of third-parties; or (d) protect the rights, property, or personal safety of Service Provider, its users and the public.

RESERVATION OF RIGHTS

We reserve all copyrights and other rights in and to any content available through the Service which is identified as, claimed by us as, or known by you to be, proprietary to us (or our licensors). The content on the Service is protected under applicable copyright law, including as a collective work. All copying, modification, distribution, publication or other use by you, or by any user of your account, of any such content or other works is prohibited, except as expressly permitted by ourselves.

NO ENDORSEMENT

We do not endorse or in any way vouch for the accuracy, completeness, truthfulness or reliability of any service, opinion, advice, communication, information or other content on or made available through the Service. None of such content should be construed or understood to constitute or reflect the views or approval of Service Provider or any of the subcontractors, subsidiaries or affiliates. We do not recommend that such content be relied on for reaching important decisions or conclusions without appropriate verification and, as appropriate, professional advice.

INTERNET

YOU ACKNOWLEDGE THAT INTERNET SITES, AND USE OF THE INTERNET, MIGHT CONSIST OF, INCLUDE AND/OR PROVIDE ACCESS TO IMAGES, SOUND, MESSAGES, TEXT, SERVICES OR OTHER CONTENT AND MATERIAL THAT MAY BE UNSUITABLE FOR MINORS AND THAT MAY BE OBJECTIONABLE TO MANY ADULTS. YOU ACKNOWLEDGE THAT WE ARE NOT RESPONSIBLE FOR ANY SUCH CONTENT OR MATERIAL AND AGREES THAT ACCESS TO SAME THROUGH USE OF THE SERVICE IS AT YOUR SOLE RISK. The reliability, availability, legality, performance and other aspects of resources accessed through the Internet are beyond our reasonable control and are not in any way warranted or supported by ourselves or our third party contractors. You acknowledge that safeguards relative to copyright, ownership, appropriateness, reliability, legality and integrity of content may be entirely lacking with respect to the Internet and content accessible through it. You confirm that you assume all risk and liability of any use of the Internet through your account, including your continuous compliance with the Subscriber Agreement.

DISCLAIMER OF WARRANTIES, LIABILITY AND RESPONSIBILITY

YOU EXPRESSLY AGREE THAT USE OF THE SERVICE IS AT YOUR SOLE RISK. NEITHER WE NOR ANY OF OUR INFORMATION OR CONTENT PROVIDERS, SERVICE PROVIDERS, LICENSORS, EMPLOYEES OR AGENTS WARRANT THAT THE SERVICE WILL BE UNINTERRUPTED OR ERROR FREE; NOR DO WE OR ANY OF OUR INFORMATION OR CONTENT PROVIDERS, SERVICE PROVIDERS, LICENSORS, EMPLOYEES OR AGENTS MAKE ANY WARRANTY AS TO THE RESULTS TO BE OBTAINED FROM USE OF THE SERVICE, INCLUDING ANY MINIMUM UPLOAD OR DOWNLOAD SPEEDS. THE SERVICE IS DISTRIBUTED ON AN "AS IS" AND "AS AVAILABLE" BASIS WITHOUT WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED, INCLUDING BUT NOT LIMITED TO WARRANTIES OF TITLE OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR OTHERWISE, EXCEPT FOR THOSE WARRANTIES, IF ANY, WHICH ARE IMPLIED BY, AND INCAPABLE OF EXCLUSION, RESTRICTION OR MODIFICATION UNDER, THE LAWS APPLICABLE TO THIS SUBSCRIBER AGREEMENT. WE EXPRESSLY DISCLAIM ANY REPRESENTATION OR WARRANTY THAT THE SERVICE WILL BE ERROR FREE, SECURE OR UNINTERRUPTED OR OPERATE AT ANY MINIMUM SPEED. NO ORAL ADVICE OR WRITTEN INFORMATION GIVEN BY OURESELVES, OUR EMPLOYEES, DEALERS, AND LICENSORS OR THE LIKE SHALL CREATE A WARRANTY; NOR SHALL YOU RELY ON ANY SUCH INFORMATION OR ADVICE. IN ADDITION, WE FURTHER DISCLAIM ANY LIABILITY OR RESPONSIBILITY FOR THE TIMELINESS, DELETION, MIS-DELIVERY, NON-DELIVERY OR FAILURE TO STORE OR ACCURATELY STORE, ANY E-MAIL OR OTHER COMMUNICATIONS, ADDRESSES OR PERSONALIZATION SETTINGS.

IN PARTICULAR, BECAUSE WE MAY PROVIDE ITS SUBSCRIBERS WITH ELECTRONIC ACCESS TO THE CONTENT AVAILABLE ON THE SERVICE, WHICH CONTENT MAY BE ORIGINATED BY INDEPENDENT PUBLISHERS AND/OR PROVIDERS AND WHICH CONTENT IS NOT AUGMENTED BY OURSELVES, WE CANNOT AND DO NOT WARRANT THE ACCURACY OF ANY OF THE INFORMATION AS ORIGINATED BY SAID INDEPENDENT PUBLISHERS AND/OR PROVIDERS, AND WE SHALL NOT BE LIABLE IN ANY MANNER WHATSOEVER FOR ANY ERRORS, OMISSIONS, OR INACCURACIES RELATING THERETO. IF DEFECTIVE, YOU - NOT OURSELVES, OUR DEALERS, DISTRIBUTORS, AGENTS, EMPLOYEES OR ANY THIRD-PARTY CONTENT PROVIDER - ASSUME THE CONSEQUENCES RESULTING THEREFROM.

NO ORAL OR WRITTEN INFORMATION OR ADVICE GIVEN BY OURSELVES, OUR DEALERS, DISTRIBUTORS, AGENTS, EMPLOYEES OR ANY THIRD-PARTY CONTENT PROVIDER, SHALL CREATE ANY WARRANTY IN OR TO THE SERVICE OR THE CONTENT, AND YOU MAY NOT RELY ON ANY SUCH INFORMATION OR ADVICE. THIS WARRANTY GIVES YOU SPECIFIC LEGAL RIGHTS. YOU MAY HAVE OTHER RIGHTS, WHICH VARY FROM STATE TO STATE.

LIMITATION OF LIABILITY

TO THE MAXIMUM EXTENT PERMITTED BY LAW, NEITHER WE NOR ANY OF OUR INFORMATION OR CONTENT PROVIDERS, SERVICE PROVIDERS, LICENSORS, EMPLOYEES OR AGENTS SHALL BE LIABLE FOR ANY DIRECT, INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE OR CONSEQUENTIAL DAMAGES ARISING OUT OF USE OF THE SERVICE OR INABILITY TO USE THE SERVICE OR OUT OF ANY BREACH OF ANY REPRESENTATION OR WARRANTY. WITHOUT IN ANY WAY LIMITING THE FOREGOING, IF FOR ANY REASON, BY OPERATION OF LAW OR OTHERWISE, ANY PORTION OF THE FOREGOING LIMITATION OF LIABILITY SHALL BE VOIDED, THEN IN SUCH EVENT OUR MAXIMUM, SOLE, AND EXCLUSIVE LIABILITY, OUR DEALERS, DISTRIBUTORS, AGENTS, EMPLOYEES OR THIRD PARTY CONTENT PROVIDER, IF ANY, SHALL BE LIMITED TO GENERAL MONEY DAMAGES IN AN AMOUNT NOT TO EXCEED THE TOTAL AMOUNT ACTUALLY PAID TO OURSELVES BY YOU FOR SERVICES FURNISHED UNDER THIS SUBSCRIBER AGREEMENT DURING AND FOR A PERIOD OF TIME COMMENCING UPON THE OCCURRENCE OF SUCH ERROR, DEFECT OR FAILURE AND CEASING UPON THE DISCOVERY OF SUCH, IN WHOLE OR IN PART; PROVIDED, HOWEVER, THAT IN NO EVENT SHALL SUCH PERIOD OF TIME EXCEED THE TWELVE (12) MONTH PERIOD IMMEDIATELY PRECEDING THE DATE WHICH SUCH ERROR, DEFECT OR FAILURE IS FIRST DISCOVERED IN WHOLE OR IN PART.

INDEMNITY

You agree to indemnify Service Provider, Hughes Network Systems, and each of their respective subcontractors against all claims, liability, damages, costs and expenses, including but not limited to reasonable attorneys fees, arising out of or related to any and all use of your account, including any content transmitted over the Service, your use of the Service, your violation of this Agreement, and your violation of any rights of any other person. This includes, without limitation, responsibility for all such consequences of your (or that of any user of your account) violation of this Subscriber Agreement or placement on or over, or retrieval from or through, the Service of any software, file, information, communication or other content.

PROPRIETARY RIGHTS

Except for public domain material, all copyrightable content distributed over the Service is copyrighted by ourselves or the third-party content provider. We and/or such third party content providers own all right title and interest to such content and you may not copy, distribute, transmit or publish, in any form, including printed, electronic, digitized, audio or otherwise, or modify all or any portion of such content without the prior written consent of the copyright owner; provided, however, that you may store one copy of the content on your personal computer for your personal use for a period not to exceed thirty calendar days. All copyright or other proprietary rights notices contained in or associated with the content or contained therein must be preserved in, or on, any copies made of such material. The placement of copyrighted material in any public posting area, or any software library, without the consent of the copyright owner is in violation of this Subscriber Agreement.

EXHIBIT A

TO MASTER SERVICES AGREEMENT

STATEMENT OF WORK

EXHIBIT A

STATEMENT OF WORK

1.0   SCOPE OF WORK

In accordance with the terms hereof, HNS will provide the services required to provide full duplex point-to-multipoint satellite communication system using dedicated HX Networks (“Network”) consisting of certain network operations center (“NOC”) equipment, and Customer supplied and Customer operated integrated aeronautical terminal units. The Equipment associated with the Network is being provided in accordance with the Master Purchase Agreement entered into by the parties on even date herewith.

The program effort associated with the maintenance and operation of the Network will be carried out as follows:

HNS will provide services including;

Program management services, including network engineering and implementation of Equipment and Services.

2)	Provision and operation of dedicated Ku-band space segment (the “Space Segment”) per Customer’s instructions subject to space segment availability.

3)	Operation of Customer’s HX NOCs on a 24-hour per day, 365-days per year basis including network monitoring, control, configuration, maintenance, trouble isolation, trouble diagnosis, and trouble reporting. Hub operation, maintenance, and technical support services are described in Exhibit B.

Read-only access to monthly Service reports to provide information regarding the Services including service NOC outages during the prior calendar month, and planned activities for the upcoming calendar month.

Provision and maintenance of certain terrestrial backhaul facilities between the HNS NOC facility and Customer’s data center.

2.0   DELIVERABLE SERVICES

This section sets forth the services to be provided under this Agreement.

   NOC OPERATIONS AND MAINTENANCE

HNS will provide the NOC Operations and Maintenance Services as described in Exhibit B and Exhibit C (Pricing).

   SPACE SEGMENT

Dedicated transponder capacity to support the Customer's communication network will be procured by HNS on Ku-band satellites per Customer’s instructions subject to space segment availability. Each satellite is configured with redundant traveling wave tube amplifiers (“TWTAs”), which provide inherent backup capability in the event of a primary TWTA failure.

On a regular basis, HNS will provide the Customer with information available to HNS on the expected life of each satellite used by HNS to provide service to Customer.

2.3 TRAINING

Training courses are offered periodically and are available to Customer on a reservation basis. HNS reserves the right to cancel a course if the minimum number of students are not preregistered two (2) weeks before the scheduled start of the course. If the Customer cancels a course reservation less than two (2) weeks before the start of the course, the Customer will be charged 50% of the applicable fees as defined in Exhibit C (or if applicable, the training slot designated for Customer herein will be forfeited). If the Customer does not attend the course and does not cancel the reservation, the Customer will pay the full price for the course (or forfeit its allotted slot, if applicable). Customer must register for training courses by submitting purchase orders. Training courses and associated pricing may be found in Exhibit C.

2.4   REPORTS AND OTHER INFORMATION; REMOTE ACCESS

HNS will provide Customer with read-only access to the following reports via a web-based application in HNS standard formats:

1.	Chronological list of trouble reports summarizing NOC related or customer reported problem(s) and resolution(s) of problems with timed duration of outage. This report will also provide information on HNS’ performance in resolving the problem in accordance with the applicable severity level.

2.	A summary report on network service availability for the preceding month.

3.	Other reports as may be made available in accordance with Exhibit B.

Customer may request other reports and information, which, upon mutual agreement, HNS will provide for an additional fee.

  (See Section 2.5.1.2 and Section 1 of Attachment B)

2.5    HNS PROGRAM TASKS

HNS has the overall responsibility for implementation of Customer’s dedicated Network as described in this Agreement. This section details some of the specific tasks that will be the responsibility of HNS during the accomplishment of this work. Section 4.0 notes Customer's responsibilities related to the network implementation.

2.5.1   PROGRAM MANAGEMENT

2.5.1.1  Program Management Team

In order to ensure that work under the Agreement proceeds at the planned rate, HNS will put into place a program management team consisting of experienced professionals in the various areas of expertise required. This team will be headed by a Program Manager to coordinate all HNS resources required for the successful conduct of the work, and to ensure that required coordination takes place between HNS and Customer personnel.

Tasks to be performed by the program management team include:

•	Schedules
•	Status reporting
•	Staffing
•	Subcontractor interface (if applicable)
•	Space segment technical support
•	System configuration
•	Documentation preparation

2.5.1.2 Progress Reports and Status Reviews

HNS will prepare a written progress report each month during the network implementation phase detailing the status of the program. In addition, a program status review meeting will be held weekly during the network implementation, and monthly thereafter, unless otherwise agreed by the parties, to review the most recent progress reports and discuss any particular program problem areas. The scheduling of meetings will be by mutual agreement.

In addition to the foregoing, for the initial operational testing of the NOC equipment and through Customer’s expected proof of concept trial, HNS shall make available the appropriate technical resources for teleconferences, on an as-needed basis, for reviewing network and resolving any significant HNS-related issues on a top priority basis.

3.0    SERVICE PERFORMANCE

The following provisions shall apply to the HX NOC equipment operated by HNS..

3.1   Service Performance Standard

HNS will use commercially reasonable efforts to make the Services available (“Service Availability”) *** for each calendar month of the Term, such that the aggregate number of minutes of Service interruption for the HX NOC for a given calendar month of the Term shall not exceed ***.

3.2   Service Performance Conditions

HNS will use commercially reasonable efforts to provide the Services in accordance with the Service performance standard set forth in Paragraph 3.1 above. In the event that HNS fails to meet such Service performance standard in any calendar month, as Customer's sole and exclusive remedy, HNS will pay Customer liquidated damages calculated in accordance with Paragraph 3.4 below. A failure to meet the Service performance standard does not constitute a Service interruption for purposes of calculating liquidated damages under this section when due to any of the following causes:

A.	The failure or nonperformance of any Customer-provided facilities or equipment, or third-party facilities or equipment acquired by HNS on behalf of Customer, including any out-of-tolerance earth station conditions not caused by HNS

B.	The fault, negligent act, or negligent failure to act of Customer, its employees, agents, or invitees.

C.	Preventive maintenance and/or other scheduled Service outages (when done pursuant to a preventive maintenance schedule provided by HNS, and reasonably agreed by Customer) as may be necessary to maintain the Services in satisfactory operating condition, to provide additional system capacity, to protect the overall performance of the Services, to protect the overall performance of the Services, or any other such or for any other reasonable cause. For the avoidance of doubt, preventive maintenance schedules in respect of Customer’s own NOC equipment shall be mutually agreed to occur outside of each of Customer’s typical network usage hours.

*** Confidential treatment requested.

D.	An event of Force Majeure suspending HNS' performance obligations in accordance the applicable terms of this Agreement.

E.	The unavailability of Services to Customer, pursuant to Federal Communications Commission (“FCC”) rules and regulations published at 47 CFR 64.401, during emergency conditions such as major natural or man-made disasters and emergencies involving United States national defense and security.

3.3   Service Interruption

The Services shall be available on a 24-hour per day, 365-days per year basis (the “Scheduled Service Time”). The duration of a Service interruption is measured by the number of hours during the Scheduled Service Time that elapse from the time that a trouble ticket is opened to the time that HNS notifies Customer that the Services have been restored. Customer’s availability for a given calendar month shall be a percentage equal to 100% minus a fraction, the numerator of which shall be equal to the aggregate number of minutes of interruption for Customer's HX NOC Equipment, and the denominator of which shall be equal to the total number of minutes of scheduled Service time for such month.

3.4   Service Interruption Liquidated Damages

Any applicable liquidated damages due Customer for a Service interruption will be calculated by HNS on a monthly basis, as specified below, and paid by HNS within thirty (30) days after the event giving rise to a claim for liquidated damages. ***

4.0    CUSTOMER RESPONSIBILITIES

4.1   PROGRAM MANAGER

Customer will designate a primary point of contact for overall coordination of Customer related activities.

*** Confidential treatment requested.

4.2 LICENSES

Except for the licenses associated with HNS’s NOC operations, Customer will be responsible for obtaining all necessary FCC and FAA licenses for operating the network. HNS, however, will provide Customer reasonable support in applying for such licenses. Customer shall remain responsible for actually filing the FCC applications and holding and maintaining the licenses.

4.3 CUSTOMER SUPPLIED EQUIPMENT

All Customer-owned Equipment (with the exception of the HX NOC) located at the NOC shall be operated by the Customer including monitoring, control, trouble isolation and resolution. Hughes services pertaining to this Customer-owned equipment shall be limited to installation or replacement of Customer supplied equipment upon request by the Customer.

Customer supplied equipment necessary for HNS to perform system integration and testing shall be in good working order at the time of the system integration.

4.4     CUSTOMER REMOTE EQUIPMENT INSTALLATION, MAINTENANCE AND TROUBLESHOOTING RESPONSIBILITIES

Except for HNS remotely servicing the remote equipment, such as, resetting such equipment, uploading software to such equipment as requested by Customer, or making mutually agreed configuration changes to the remote equipment Customer is responsible for all remote equipment installation, maintenance and troubleshooting and field service issues.

4.5   TEST FACILITY

Customer and HNS shall agree on the requirements of any test lab (in addition to the production NOCs) which might be necessary for the troubleshooting of system performance issues or testing of new software and/or configurations of customer or HNS supplied software or hardware. Once this determination is made, HNS will price any additional resources that are required.

4.6    OTHER CUSTOMER OBLIGATIONS

Customer shall also accept all work satisfactorily completed under Development Services Agreement.

EXHIBIT B

TO MASTER SERVICES AGREEMENT

NOC OPERATIONS, MAINTENANCE AND TECHNICAL SUPPORT SERVICES

EXHIBIT B

NOC OPERATIONS, MAINTENANCE AND TECHNICAL SUPPORT SERVICES

SCOPE

This Exhibit B defines the work to be performed by HNS (HNS) to provide HX NOC operations, maintenance, and technical support services.

HX NOC operations and maintenance services consists of operating and maintaining the Customer’s dedicated HX NOC facilities installed at ***.

Support Services

Hub and network operations centers are staffed 24 hours per day, 365 days per year, with HNS technical support personnel. In the event of any failure of any Customer-owned HX NOC Equipment, HNS will replace the failed item with a redundant or spare component from the Customer’s spare inventory, and will repair the failed item on average within: thirty (30)days for HNS manufactured equipment and within forty five (45) days for equipment manufactured by a third party. HNS will then return the repaired item to the Customer’s spare inventory.

Technical systems and software support will be provided for operational problems by HNS. Technical support services are those services, related to the isolation and resolution of problems occurring within the Hughes supplied equipment and software. Customer is responsible for isolation and troubleshooting of aeronautical terminal problems, except that HNS will provide status monitoring of the remote terminals. The operational status of each remote terminal (active or inactive) will be accessible to Customer via the network management system.

The various technical support services that will be provided to Customer as part of this Maintenance Agreement are described below.

•	NOC and system level support 24 hours per day, seven days per week. In the event of a NOC operational issue, HNS will open a Customer Case Record (CCR) and notify the customer of the event. Periodic updates will be made to the ticket which track major problem isolation steps and results.
•	Customer shall be provided with a URL and a Username/Password that will enable them to read their CCRs via the Internet. This access will also show the last 60 days of activities (tickets opened/closed) and provides a means of commenting back to the assigned support engineer or HNS management.
•	HNS will provide Customer Service Bulletins (CSBs) periodically to notify Customer of problems that have been reported with the system, the current correction status of these problems and/or operational procedures to provide a work around to the problems. CSBs also provide additional information, not available in the current system documentation.

*** Confidential treatment requested.

•	Upgrades to the current version of software within the Customer’s Hub equipment will be made as necessary to incorporate bug fixes. Update schedules will be mutually agreed with the Customer.
•	HNS will provide the Customer with updates to the standard system documentation via the internet web site and/or on a CDROM
•	Customer access to the HX network management system for terminal related monitoring, maintenance and diagnostic functions such as: terminal commissioning support, display of terminal status, display of terminal link statistics, and terminal reset commands. Remote terminal software downloads or configuration changes will be the responsibility of HNS.

•	HNS will provide Customer access to the HX network management system for the monitoring of alarm conditions with respect to HNS NOC equipment. Any NOC related software downloads or configuration changes will be the responsibility of HNS.

2.0Problem Severity Levels

When a CCR is opened a severity level is assigned based upon the impact or potential impact of the problem. The various severity level designations are described below.

Severity 1:	Network down
Severity 2:	Problem that will cause a severity 1 circumstance if not corrected
Severity 3:	Recurring operational problem
Severity 4:	Technical questions / future release request / software upgrades
Severity 5:	Single event problem with minor impact
Severity 6:	Currently used for advance warranty issues if applicable
Severity 7:	Problems that will be resolved in a future software release.

The specific severity level definitions, actions, and escalation timeframes for critical problems (severity level 1 through 3 are described below.

2.1      Severity Level 1 - Network down

A network may be declared down if either:

(a) 50% or more of the remote sites are not communicating

(b) 50% or more of the remote connections fail.

The goal is to have the network restored within one (1) hour of the event. The following are the escalations for Severity Level 1:

Level	Time CCR Opened	Responsibility	Action

1	0 hr	Network Operator	Open CCR, document problem, notify section supervisor.
2	0 hr	Network Engineer	Work to resolve the problem.
3	0 hr	Section Manager	Support network engineer and obtain additional resources as required. Inform network engineering management and program manager as appropriate.
4	1 hr	Network Engineering Director, Program Manager	Network engineering director determines if development engineering involvement is necessary and reviews the situation with the program manager. Program manager reviews the situation with the Customer.
5	1 hr	Sr. Director of Network Engineering	The senior director examines the situation and provides additional resources if required, estimates the time to resolution, and escalates to senior management.
6	8 hrs	Senior Vice President	SVP examines the actions taken, determines if additional resourcs are required, reviews the status and next steps with the Customer’s executives.
7 & 8	20 hrs	QA War Room Exec VP	QA war room reviews the overall actions, determines if additional actions are required, advises the executive vp and the OOTC of the status, and determines whether process changes are required.

2.2     Severity Level 2 - Condition exists that has a major negative impact on the customer or if left unchecked could result in a severity level 1 event

Examples of this are:

Loss of redundancy

Continuous connectivity problems

Failure of a previously implemented protocol or application.

Failure of a newly applied patch or fix to an existing problem.

The goal is to address the problem within 4 hours with a work-around, patch, parts replacement or an alternative plan that has been agreed with by the Customer. If the original problem is resolved with a temporary fix the original CCR is to be closed and a second CCR opened at a lower severity level to track the ongoing problem resolution.

Level	Time CCR Opened	Responsibility	Action
1	0 hr	Network Operator	Open CCR, document problem, notify section supervisor.
2	1 hr	Network Engineer	Work with Customer to resolve the problem.
3	4 hr	Section Manager	Support network engineer and obtain additional resources as required. Inform network engineering management and the program manager as appropriate.
4	6 hr	Network Egineering Director, Program Manager	Network engineering director determines if development Engineering involvement is necessary and reviews the situation with the program manager. The program manager reviews the situation with the Customer.
5	12 hr	Sr. Director of Network Engineering	The Sr Director examines the situation, provides additional resources if required, estimates the time to resolution and escalates to senior management.
6	24 hrs	Senior Vice President	SVP examines the actions taken, determines if additional resources are required, and advises Customer executives as to status and next steps.
7 & 8	48 hrs	QA War Room, Executive VP	QA war room determines if additional actions are required, advises the executive vp and the OOTC of the status, and determines whether process changes are required.

2.3    Severity Level 3 - Reoccurring operational issue with moderate impact

Examples are daily events including the following:

a) Hub component resets

b) Remote resets due to HNS system issue

c) Improper implementation of a new protocol or feature

The goal is to address the condition within 10 Days with either a patch or a final fix acceptable to the customer. If the solution is temporary, the original CCR will be closed and a new severity level 7 CCR will be opened to track planning and implementation of the permanent solution.

Level	Time CCR Opened	Responsibility	Action
1	0 hr	Network Operator	Open CCR, document problem, and notify section supervisor.
2	8 hr	Network Engineer	Work with Customer to resolve the problem.
3	4 d	Section Manager	Obtain additional resources as required, inform network engineering management and program manager as appropriate.
4	5 d	Network Engineering Director	Network engineering director reviews the situation with development engineering and the program manager if appropriate. Program manager reviews the situation with the Customer.
5	6 d	Sr. Director of Operations Support	The senior director examines the situation and determines if additional resources are required, estimates the time to resolution, and escalates to senior management.
6	10 d	Senior Vice President	SVP examines the actions taken, determines if additional resources are required, and advises Customer’s executives of status and next steps.

3.0    SERVICE LIMITATIONS

The Technical Support Services are offered with the limitations outlined in this section.

Technical Support Services do not include support and service for the following:

1)	Service and repair of software, equipment accessories, attachments, or any other devices not specifically purchased by Customer under the Master Purchase Agreement.

2)	Servicing Equipment and Software that has been changed, modified, or altered other than by means of approved upgrades and configuration changes.

4.0	CUSTOMER RESPONSIBILITIES

4.1	FAULT ISOLATION AND PROBLEM DETERMINATION

Customer shall maintain a technical staff with the capability of performing airborne terminal fault isolation and problem determination. Further, the Customer's trained staff shall be readily accessible by phone during periods when the Customer requests Technical Support. The Customer's staff shall assist HNS personnel in system troubleshooting, fault isolation, and problem determination to the extent requested.

4.2	SPARES

Customer should purchase and maintain the HNS recommended complement of spares

EXHIBIT C

TO MASTER SERVICES AGREEMENT

INITIAL SERVICE ORDER AND PRICE SCHEDULE

EXHIBIT C

INITIAL SERVICE ORDER, PRICE SCHEDULE AND PAYMENT TERMS

1.       INITIAL SERVICE ORDER

A. NOC Operations, Technical Support and Maintenance

***

B. Remote Services

***

C. Backhaul Services

***

D. Space Segment

***

2.       OPTIONAL SERVICES

A.        HX Expansion Services

***

B.        Customer Furnished Equipment Expansion Services

***

3.        TRAINING

Customer Site training does not include per diem and airfare

***

*** Confidential treatment requested.

4. PAYMENT TERMS

Program Management, Backhaul Services, NOC Operations, Maintenance and Technical Support Services will be invoiced one month in advance. Invoices for NOC Operations, Maintenance and Technical Support charges will commence on the earlier of (a) the date of activation of the NOC Equipment, or (b) forty-five (45) days prior to the start of Customer’s Proof of Concept test for its initial airline customer. Invoices for backhaul services will start on the earlier of (a) the date invoices for NOC Operations commence, or (b) the date such services are activated

Subject to the conditions described below, Space Segment Services will be invoiced one quarter in advance. Invoices for space segment will commence on activation of space segment services.

(note: The payment terms in respect of space segment are subject to HNS securing the agreement of it space segment vendor(s) that HNS will be relieved of its obligation to the applicable vendor in the event of the bankruptcy, insolvency or payment default of Row 44.

Except as otherwise provided in this Section, payment will be due net thirty (30) days from date of invoice.

[Row 44 Letterhead]

June 6, 2008

Philip K. O'Brien
Vice President
Associate General Counsel
Hughes Network Systems
11717 Exploration Lane
Germantown, MD  20876

Re: Clarification of Master Equipment Purchase Agreement—Modem Warranty

Dear Phil:

In connection with that certain Master Equipment Purchase Agreement (the “Agreement”), dated on or about December 21, 2007, between Hughes Network Systems, LLC (“HNS”) and Row 44, Inc. (“Row 44”), HNS and Row 44 acknowledge and agree that for purposes of the warranty exclusion clause set forth in Section 9(D)(i) of the Agreement, Row 44’s assembly procedures provided to HNS (namely, the use of applied heat sinks, hot glue and related steps to secure certain components of the modem module as outlined in the AP Labs document 5140316-1-AI, 5140317-1-AI and 5140302_A) will not void the warranty on the entire modem module; provided, that HNS shall not be required to provide warranty service on either (a) the actual sub-components of the modem that are modified by Row 44 and which fail as a result of such modifications, or (b) modules or components which fail as a result of such modifications.

If the above clarification of the Agreement is acceptable to HNS, please acknowledge so by your signature below.

Yours truly,
/s/ John LaValle

John LaValle
Chief Operating Officer

Acknowledged and agreed:

Hughes Network Systems, LLC

By:	/s/ Philip K. O’Brien

Name:	Philip K. O’Brien

Title:	V.P. Legal

June 30, 2009

Mr. John Guidon, CEO

Mr. John LaValle, CFO

Row 44, Inc.

31280 Oak Crest Drive, Suite #5

Westlake Village, CA 91361

Gentlemen:

This letter will set forth the terms under which Hughes Network Systems (HNS) will be supplying space segment and related services for the period between July 1, 2009 and December 31, 2009.

I.            Revised Capacity

Transponder capacity on each of the existing Row44 transponders will be reduced to the amounts in the table below effective July 1, 2009 per Row44’s transponder “slim-down” request. The amount and pricing for capacity each month of this period will be as set forth in the table below:

***

By a date not later than November 1, 2009, Row 44 will advise HNS of its request to either continue to receive capacity at the levels specified above, or change these levels to different amounts. Row 44 acknowledges and agrees, however, HNS makes no guarantee as to the availability of additional capacity on the transponders listed above, or any other transponders on the applicable satellites. ***

II.           SES Deferral Payments

HNS has requested that SES defer the repayment of the amounts otherwise due SES on account of the lower prices provided in the first quarter for a period of ninety (90) days. ***

III.          NOC Operations Charges

HNS has agreed to reduce the “NOC Operations” charge from *** to ***. This reduction will commence in July, 2009, and will continue until the date that HNS equipment has been installed and is operational in a commercial aircraft and is being used for the generation of revenue (as opposed to pilots or tests), after which time the price will revert to the contract level of ***.

IV.          Payments for Certain Services to be Provided after June 30, 2009.

As previously discussed, Row 44 will be required to make payments for each of the charges listed above ***. Thus, assuming HNS’ request for further deferral of the Q1 SES amounts is granted, the payment schedule for the balance of the year would be as follows:

***

*** Confidential treatment requested.

Note: All charges are exclusive of applicable taxes. Taxes may, at HNS’ option, be billed separately and will be due net 30 days from invoice.

***

In the event this request is not granted, the payment schedule will be as follows:

***

Note: All charges are exclusive of applicable taxes. Taxes may, at HNS’ option, be billed separately and will be due net 30 days from invoice.

***

Should HNS terminate service, HNS will terminate Row44 related space segment agreements with SES and Intelsat and HNS makes no representation about its ability to re-secure space segment or restart services at a later date.

V.	Payments for other Equipment and other Charges to be provided after July 1, 2009.

Unless otherwise specified by HNS, charges for development services provided by HNS will be billed in accordance with the current regime and will be due net 30 days from the date of invoice. Notwithstanding the foregoing, in the event that Row 44 requires that a significant development project be undertaken by HNS which may be reasonably expected to consume more than 100 man-days, HNS may require that an alternative payment structure be utilized, which may include some amount of the total project cost to be paid in advance. In the event that any additional equipment is required by Row 44, such equipment will be invoiced and paid for in advance of shipment.

VI.	Payment for Amount Unpaid as of June 26, 2009

***

This note will be prepared by HNS and submitted to Row 44 for signature by July 7, 2009.

In the event that these arrangements are in accordance with your understandings, we would appreciate it if you could signify the same by signing of copy of this letter and returning it to us. Thank you very much for your consideration.

Very truly yours,

/s/ Philip K. O’Brien
Philip K. O’Brien
Vice President, Legal

Accepted:
Row 44, Inc.
/s/ John Guidon
By:	John Guidon
Title:	Chief Executive Officer
Date:	June 30, 2009

AMENDMENT NO. 3 TO MASTER SERVICES AGREEMENT

This AMENDMENT No. 3 (the “Amendment”) to Master Services Agreement is entered into November ____, 2010 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 31280 Oak Crest Drive, Suite #5, Westlake Village, CA 91361

Whereas, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on two prior occasions; and

Whereas, Row 44 now desires to purchase and HNS desires to sell, certain services in Europe, which services are substantially similar to the services provided pursuant to the MSA, as previously amended; and

WHEREAS, the parties now desire to amend the terms of the MSA to cover the provision and purchase of the European services herein described; the delivery dates for space segment services contained in this MSA will be per Attachment III.

.

Now therefore, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.        SCOPE OF SERVICES

During the Amendment No. 3 Term (as defined below), HNS will provide, and Row 44 will accept and pay for the services in accordance with and subject to the terms and conditions set forth herein and Attachments I, II and III hereto and incorporated herein (which services are hereafter referred to as the “Services”).:

Attachment I – Statement of Work

Attachment II – NOC Operations, Maintenance and Technical Support Services

Attachment III – Service Pricing and Payment Terms

During the Term, Row 44 may order additional Services subject to the terms hereof, for same prices set forth in this Agreement (except for additional space segment services, which are subject to adjustment in accordance with the term set forth in Section 3 of Attachment III), including the Exhibits hereto. Notwithstanding the foregoing, Row 44 acknowledges that additional Space Segment Services will be subject to the availability of such Space Segment capacity. In order to increase the likelihood that HNS will be able to provide any such additional Space Segment capacity when such capacity is required by Row 44, the parties will establish a mutually acceptable methodology for forecasting and ordering any additional space segment that may be required by Row 44. In addition, on a regular basis HNS will provide Row 44 with its best estimate of the amount of Space Segment capacity currently available and anticipated to become available on any of the satellites used by Row 44.

2.        TERM OF AGREEMENT

The term of this Agreement (“Amendment No. 3 Term”) and the term of Services provided hereunder will remain in effect for a period which ends on December 31, 2011, unless terminated earlier as provided herein.

3.    TERMS APPLICABLE TO THE PROVISION OF SATELLITE CAPACITY.

In addition to the terms set forth herein, the additional terms and conditions set forth in Annex A to this Amendment shall apply in respect of HNS’ provision of satellite capacity to Row 44.

4.    OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended shall remain in full force and effect. For the avoidance of doubt, inasmuch as the provisions of Section 2.A of the MSA dealt with certain rights and obligations of the parties relating to exclusivity in the North American market, this Amendment is not intended to extend any such right or obligation outside of North America.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC		Row 44, Inc.

By:	/s/ Philip K. O’Brien	By:	/s/ John Guidon

Title:	V.P. Legal	Title:	C.E.O.

Date:	11/15/2010	Date:	11/12/2010

ANNEX A

This Annex sets forth certain additional terms and conditions in respect of the provision, sale and use of satellite capacity, which shall be binding on Row 44 during the period that such capacity is being provided by HNS to Row 44 for Row 44’s European NOC. For purposes of this Annex, Row 44 shall be referred to as the “Customer.”

I.	DEFINITIONS

“Affiliates” shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control (i.e., the power to direct affairs by reason of ownership of voting stock, by contract or otherwise) with such Person and any member, director, officer or employee of such Person.

“Authorization” shall mean, the HNS written document which provides technical details such as satellite, transmit frequency and contractual power level for Customer carriers.

“Governmental Communications Authority” shall mean the governmental body or bodies in Europe that are required to approve the transmissions over Customer’s system.

“Hughes” or “HNS” shall mean Hughes Network Systems, LLC, or any of its Affiliates.

“Eutelsat” shall mean Eutelsat Communications SA.

“Laws” shall mean all international, federal, state, local and other laws, rules and other regulations, including without limitation, those issued by the Governmental Communications Authorities.

“Non-Preemptible” shall mean transponders or partial capacity that is not protected in the event of a satellite failure but is not subject to preemption to restore any other service.

“Person” shall mean any person or entity, whether an individual, trustee, corporation, general partnership, limited partnership, trust, unincorporated organization, business association, firm, joint venture, governmental agency or authority, or otherwise.

“Preemptible” shall mean capacity that is not protected in the event of a failure but may be used by HNS and/or the Satellite Operator to recover other carriers or service affected by a satellite failure. HNS shall have the right to immediately preempt or interrupt Customer’s use of Customer’s Capacity in the event that any HNS or the Satellite Operator domestic satellite(s) suffers a failure to meet any applicable performance specifications. This preemption will be for service recovery only and not for business only reasons.

“Satellite” shall mean the Satellite(s) specified in Attachment III to this Amendment or the Replacement Satellite thereof from which Customer’s Transponder Capacity is being provided at any given time.

“Satellite Operator” shall mean Eutelsat.

“Transponder(s)” shall mean a specified component of the Satellite which, for a particular frequency band, receives, amplifies, translates frequency and retransmits radio signals. Each Transponder contains one traveling wave tube amplifier (a “TWTA”). Transponder shall also mean, for purposes of this definition, any replacement of alternate components thereof.

“Transponder Capacity” shall mean the capacity on the Satellite for Use by Customer as specified in Attachment III to the Amendment 3. Transponder Capacity shall also mean the capacity on a Transponder other than the one specified in Attachment III, to which HNS or the Satellite Operator directs Customer to move, after notice thereof from HNS or the Satellite Operator, as the case may be. In the case where the Customer’s outroute traffic is multiplexed into a shared outroute, the “Transponder Capacity” for the outroute traffic shall mean the number of Mbps of the Customer’s traffic in the shared outroute.

“Transponder Capacity Failure” shall mean the failure of Hughes to provide Customer’s aggregate Transponder Capacity on a Transponder which meets a saturated downlink EIRP level of 43 dBW. Determination that a Transponder Capacity Failure has occurred shall be made by Hughes or the Satellite Operator in its sole discretion using facilities located at the Satellite Operator’s telemetry, tracking and control earth station.

“Usage” or “Use” shall refer to Customer’s (or its uplinking or other agents’) radio transmission to, or utilization of, the Satellite(s) or Customer’s Transponder Capacity.

“User” shall mean the actual owner of a Transponder, including HNS or the Satellite Operator, if there remain any unsold or unleased Transponders, or any permitted lessee, licensee, or assignee of such Transponder, or any entity to which HNS or the Satellite Operator provides services on a Transponder.

II.	CERTAIN UNDERSTANDINGS

1. Ownership of Transponders. Customer understands and agrees that the Satellite Operator is the authorized operator of the Satellite(s). Neither this Amendment 3 nor Customer’s Use of Transponder Capacity shall, or shall be deemed to, convey title or any other ownership interest to Customer in or to any Transponder. Customer acknowledges and agrees (i) that nothing contained in the MSA shall prevent any sale, mortgage, or encumbrance of the Satellite or any Transponder thereof by the Satellite Operator, (ii) that Customer’s Transponder Capacity is provided on a leased basis and is not being sold to Customer, (iii) that neither any Transponder nor any Satellite, nor any lease thereof nor any interest of any type therein, shall be subject to any claim, prior, subsequent or otherwise, of Customer or its creditors as a result of the MSA, and (iv) that, as to any Transponder, the rights of Customer under this Amendment III will be subject and subordinate to the rights of any purchaser purchasing such Transponder and leasing it back to HNS pursuant to a sale and leaseback transaction.

2.     Control of Satellite. Customer understands and agrees that the Satellite Operator shall control and provide for the operation of the Satellite. Customer agrees that the Satellite Operator shall be responsible for: (i) securing, providing and maintaining the license(s) for the Satellite; (ii) maintaining the Satellite; (iii) complying at all times during the term of this Amendment with all applicable regulations relating to the Satellite.

III.	SERVICE DEFINITION

HNS shall provide authorization for Customer to operate on carriers as specified in Attachment III on the Transponder specified in said Attachment III, or as such Transponder Capacity may be changed in accordance with the terms herein provided.

HNS shall provide in writing to Customer a Satellite Capacity Authorization document which will provide all technical elements of the carriers authorized for this capacity. Customer shall make best efforts to operate within the provided authorization.

IV.	CONTINUITY OF SERVICE

1.     Preemption/Interruption of Service. Customer recognizes and agrees that for “Technical or Safety Reason(s)”, which shall include, but shall not be limited to, (1) the protection of the overall health or performance of the Satellite or its Transponders; (2) the prevention of interference or cross-talk; (3) the protection of public safety; or (4) compliance with an order from the governmental authorities, HNS and/or the Satellite Operator may take the following “Action(s)”: (i) preempt or interfere with Customer’s Use of any Transponder or other component of the Satellite, (ii) reassign TWTAs to different Transponders on the Satellite, or (iii) reassign the frequency assignment of Customer’s Transponder Capacity. Customer acknowledges and agrees that an Action by HNS and/or the Satellite Operator may result in the preemption or interruption of the Use of Customer’s Transponder Capacity. To the extent technically feasible, HNS shall give Customer oral or written notice prior to taking an Action and shall use reasonable efforts to schedule and conduct such Action so as to minimize the disruption of Customer’s Use of Customer’s Transponder Capacity. Customer acknowledges and agrees that if such preemption or interruption occurs, then Customer shall cooperate with and assist HNS during such periods and Customer may be entitled to Service Credits pursuant to Section 3 of this Attachment I or the termination of the provision of Space Segment Services pursuant to Section VIII below.

2.     Provision of Continuing Service. In the event of a Transponder Capacity Failure, HNS will make best efforts with the Satellite Operator to restore Customer’s Transponder Capacity using a spare component of a Transponder on the Satellite (including a spare traveling wave tube), if available, or if such spare component is unavailable, then by using an alternate Transponder on the Satellite, if available. The availability of such spare component or alternate Transponder on the Satellite, on a permanent or temporary basis, shall be determined by the Satellite Operator.

V.	CUSTOMER OBLIGATIONS

1.   Non-interference and Use Restrictions. Customer’s transmissions to and from the Satellite and its use of the Customer’s Transponder Capacity shall comply with all applicable governmental laws, rules and regulations. Customer will follow established practices and procedures for frequency coordination and will not use the Customer’s Transponder Capacity, or any portion thereof, in a manner which would or could be expected to, under standard engineering practice, harm the Customer’s Transponder Capacity or interfere with the use of or harm any portion of the Transponder from which the Customer’s Transponder Capacity is provided that is not assigned to Customer, any other Transponder, the Satellite, or any other in-orbit satellite or transponder on such satellite. Customer shall also comply with the operational requirements as may be issued by HNS from time to time, in its reasonable discretion.

2. Permitted Use. The Customer’s Transponder Capacity may be used by Customer solely for transmission of its own or its customers’ digital telecommunications services

3 Compliance With Laws. From the Effective Date and through and during the Amendment No. 3 Term, Customer (which includes any and all uplinking or other agents of Customer) shall comply with the terms in this Annex and shall be responsible for complying with, and shall comply with all Laws (including the Obscenity Laws defined below) applicable to it regarding the operation and Use of the Satellite and the Transponders, or Customer’s lease or Use of Customer’s Transponder Capacity (including, but not limited to, the transmission of any programming or material).

4. Transmission Parameters. Customer transmissions to the Satellite must be within the technical parameters specified by HNS or the Satellite Operator for the transmission type Used and the Transponder Used. If Customer leases Partial Transponder Capacity, Customer shall supply HNS with all information reasonably requested, including but not limited to transmission parameters. Customer shall comply with the Satellite Access Procedures provided by HNS from time to time. Customer’s Use of Customer’s Transponder Capacity shall not interfere with the Use of that or any other Transponder by others and shall not cause physical harm to that or any other Transponder or to the Satellite. In order to minimize interference among various users of the Transponder Capacity, Customer shall notify HNS in a timely manner of Customer’s proposed transmission parameters, including power, frequency, modulation, and such other information as HNS may reasonably request. Customer shall not initiate transmission or change its transmission parameters until written approval of such initiation or change is received from HNS. It is specifically contemplated by HNS and Customer that if Customer requires Partial Transponder Capacity, HNS may initially specify, and later change (upon ten days advance notice to Customer), the operating center frequency of Customer’s carriers in order to place intermodulation products at frequencies which allow for maximum use of the Transponder.

5.   Customer’s Transmitting Terminals. Customer shall be responsible for the provision, installation, operation, maintenance of, and for securing all necessary licenses and/or authorizations for all facilities and equipment not owned or operated by HNS (“Customer-Provided Facilities”), for transmitting signals to, or receiving signals from, the Satellite in accordance with the requirements set forth in this Annex. Customer shall configure, equip, and operate earth terminal facilities and all other equipment used in connection with Customer’s Use of Transponder Capacity to conform to the characteristics and technical parameters of the Satellite as provided by HNS from time to time. Customer shall operate all Customer Provided Facilities with qualified and authorized personnel and in a manner that allows for the immediate cessation of transmission. Upon written or oral notice from the satellite provider that operational or technical reasons necessitate a cessation (as determined by the Satellite Operator in its sole discretion), or that Customer’s Use is in violation of any law, Customer shall immediately cease transmission. HNS shall have the right, but not the obligation, to inspect any Customer-Provided Facilities together with associated facilities and equipment used by Customer, or by a third party under the authority of Customer, to transmit to any of the Customer's Transponder Capacity. HNS will use all reasonable efforts to schedule inspections to minimize the disruption of the operation of the facilities, and Customer shall make the facilities available for inspection at all reasonable times. Customer shall, upon HNS’ request, provide measured proof that any transmissions from Customer-Provided Facilities meet or exceed applicable requirements established by Governmental Communications Authorities.

6.   Cooperation. Customer shall cooperate with HNS in order to facilitate HNS’ provision of Customer’s Transponder Capacity on a continuous basis. For example (and by way of illustration and not limitation), Customer shall cooperate with HNS in trouble determination and fault isolation activities. Customer shall furnish HNS with such relevant information as HNS may reasonably require in order to provide and protect the Transponder(s) used in providing Customer’s Transponder Capacity. Customer shall promptly notify HNS when it believes that a Transponder Capacity Failure has occurred.

7.   Additional Usage Representations and Obligations. Customer has not been convicted for the criminal violation of, and has not been found by any governmental authority with appropriate jurisdiction (collectively, the “Governmental Authority”) to have violated any Laws concerning illegal or obscene program material or the transmission thereof (the “Obscenity Laws”), and Customer is not aware of any pending investigation (including, without limitation, a grand jury investigation) involving Customer’s programming or any pending proceeding against Customer for the violation of any Obscenity Laws. Customer will notify HNS as soon as it receives notification of, or becomes aware of, any pending investigation by any Governmental Authority, or any pending criminal proceeding against Customer, which investigation or proceeding concerns transmissions by Customer potentially in violation of any Law relating to the Use of Customer’s Transponder Capacity, including without limitation, Obscenity Laws. Customer will not Use, or allow the Use of, Customer’s Transponder Capacity for direct distribution of programming to television viewers unless the programming is scrambled such that television viewers can receive the programming only through the use of a decoder authorized by Customer or Customer’s authorized agent.

VI.	OUTAGES

1. Failure of Capacity. If, after the commencement date of services hereunder, the Customer’s Transponder Capacity fails to meet the applicable specifications described in Attachment A for (a) a cumulative period of ten (10) hours during any consecutive 30-day period, or (b) any period of time following a catastrophic event under circumstances that make it clearly ascertainable that a failure described in clause (a) will occur, the Customer’s Transponder Capacity shall be deemed to have suffered a “Confirmed Failure,” unless such failure is the result of a Force Majeure event, in which event the consequences of such failure shall be governed under said Section. Any such failure(s) must be confirmed by HNS. If confirmed, the failure shall be measured as commencing from the later to occur of (i) Customer’s cessation of use of the affected Customer’s Transponder Capacity and (ii) notice from Customer to HNS of such failure. Any such failure shall be deemed to have ended upon the earlier to occur of (x) Customer’s resumption of use of the Customer’s Transponder Capacity and (y) notice by HNS to Customer that the affected Customer Transponder Capacity meets the applicable specifications.

In the event of a Confirmed Failure of Customer’s Transponder Capacity, HNS or the Satellite Operator shall, as soon as possible and to the extent technically feasible, employ certain redundant equipment units on the Satellite (“Spare Equipment”) on a first-needed, first-served basis as among Customer and other Transponder owners, customers, and users, including without limitation, those who may take service via capacity provided by the Satellite Operator, but who may have no direct right to access the capacity themselves, such as compressed digital channel customers (“Protected Parties”), as a substitute for an equipment unit which has failed; provided, that Customer acknowledges that the Satellite Operator may elect to use “Substitute Capacity” (as provided in below), if available, in lieu of using Spare Equipment.

Customer acknowledges and agrees that the Spare Equipment redundancy plan of the Satellite may require the Satellite Operator to reassign certain SSPAs or TWTAs, as applicable, among Transponders to make use of Spare Equipment. In circumstances in which a spare SSPA or TWTA is required to be employed for any Protected Party and to do so requires a change in the SSPA or TWTA assigned to Customer, Customer shall, on notice from HNS or the Satellite Operator, immediately cease transmitting to the Satellite to allow the SSPA or TWTA that is assigned to its Transponder to be reassigned and a different unit (that meets the Performance Specifications) to be put in its place.

If: (a) the Customer's Transponder Capacity suffers a Confirmed Failure, and (b) the Spare Equipment associated with such Customer's Transponder Capacity is not available or the use of such Spare Equipment would not correct the failure, and (c) equivalent capacity on another Transponder meeting the Performance Specifications (the "Substitute Capacity"), is available and its use by Customer in accordance with the Satellite Operator’s Operational Requirements is not predicted to interfere with the use or rights of others using the Satellite, in each case as determined by the Satellite Operator, acting in good faith, then the Satellite Operator, as soon as possible and to the extent technically feasible, employ such Substitute Capacity for the Customer's Transponder Capacity to satisfy HNS’ obligations under the MSA. In the event such Substitute Capacity for the failed Customer's Transponder Capacity is deployed, such Substitute Capacity shall be deemed to be Customer's Transponder Capacity for all purposes under the Amendment 3.

In the event that two or more Transponders on the Satellite simultaneously fail to meet their respective service or performance specifications and Spare Equipment or Substitute Capacity is available for some, but not all of the affected capacity, then the allocation of such Spare Equipment or Substitute Capacity shall be determined by the Satellite Operator. As used in this Section, the term "simultaneously" shall be deemed to mean occurring within a 24-hour period.

2.    Service Credits. In the event of a “Confirmed Outage” of Customer’s Transponder Capacity which Outage results in the Service Performance Standard specified in Section 3 of Attachment I not being met, Customer shall be entitled to Service Credits in accordance with the provisions of said Section 3.

3.    Replacement of Satellite and/or Communications Payload. During the Amendment No. 3 Term, HNS or the Satellite Operator may replace the Satellite or one of its communications payloads (e.g. Ku or C-band) with another satellite (a “Replacement Satellite”) at the same orbital location or at such other orbital location to which such Replacement Satellite may be authorized by the Governmental Communications Authorities to be located. In such circumstances, provided there is available substantially comparable substitute capacity on the Replacement Satellite, HNS shall provide such capacity to Customer (the “Replacement Capacity”) and Amendment 3 shall continue with such Replacement Capacity in lieu of the capacity originally provided for the remainder of its scheduled Capacity Term. The Replacement Capacity shall be deemed substantially comparable if the performance specifications for the Replacement Capacity (the “Replacement Performance Specifications”) have materially the same or better coverage and performance than the original specifications. HNS shall use all reasonable efforts to minimize any disruption of operations while the Customer’s Transponder Capacity is being transferred from one satellite to the other and Customer may be entitled to Service Credits during any period that the Customer’s Transponder Capacity may be unavailable from both satellites. In the event of a replacement of Customer’s Transponder Capacity under this Section, all references in this Annex to the Satellite, Customer’s Transponder Capacity shall thereafter be deemed to refer to the Replacement Satellite. In the event that the Replacement satellite cannot be served via an existing Hughes RFT at the Greisheim NOC, Hughes will provide pricing for an additional RFT if feasible or alternative teleport approach if available.

VII.	INDEMNIFICATION

1.	Indemnification.

a)	Customer shall indemnify and save HNS and the Satellite Operator harmless from all claims, liabilities losses, costs or damages, including attorneys fees and costs, arising out of (i) Customer’s Use of Customer’s Transponder Capacity pursuant to this Attachment, including, without limitation, Customer’s violation or alleged violation of any of the Laws, including without limitation, the Obscenity Laws described in Section V or any actual or alleged libel, slander, obscenity, indecency, infringement of copyright, breach in the privacy or security of transmissions; (ii) Customer’s breach of its obligations under the MSA; (iii) any disputes between or among Customer and its transmission recipients or its programs or other transmission content suppliers; or (iv) any claims made under any warranty, representation or statement by Customer to any third party concerning Customer’s Transponder Capacity.

b)	Customer shall pay all expenses (including attorneys’ fees) incurred by HNS in connection with all legal or other formal or informal proceedings concerning claims of third parties arising out of or related to the items specified in Section 1(a) above, and Customer shall satisfy all judgments, costs, or other awards which may be incurred by or rendered against HNS.

c)	HNS shall have the sole right of defense in any legal or other formal or informal proceedings concerning claims of third parties, provided, however, that HNS shall conduct such defense with legal counsel reasonably satisfactory to Customer. Customer shall pay any settlement of any such claim or legal or other formal or informal proceeding, but Customer shall not agree to any settlement of any third party claim without first giving thirty (30) days prior written notice of the terms and conditions of such settlement to HNS and obtaining HNS’ written consent to such settlement.

2.	Injunctive Relief

a)	HNS’ Right to Injunctive Relief. In order to protect against or prevent violations of Laws or to protect the Satellite, other satellites and/or the transponder capacity or other Users (including HNS) from interference or other similar breaches of the MSA, HNS shall have the right immediately to obtain injunctive relief, including a temporary restraining order on notice of four (4) hours or more to Customer, to prevent Customer from breaching, or to compel Customer to perform, its obligations under the MSA.

b).	Customer’s Right to Injunctive Relief. In order to protect Customer’s right to Use Customer’s Transponder Capacity from a wrongful termination by HNS pursuant to Section VIII below, or a wrongful denial by HNS of Customer’s access pursuant to Section VIII, Customer shall have the right immediately to seek injunctive relief, including a temporary restraining order on notice of four (4) hours or more to HNS, if any such wrongful termination or denial of access occurs.

4.	Right to Deny Access.

a)	If Customer violates any provision of this Attachment, and, following notice from HNS, continues to violate any such provision, then in addition to its other rights hereunder, HNS shall have the immediate right to prevent Customer from accessing Customer’s Transponder Capacity to the extent, but only to the extent necessary and for the time necessary to prevent such breach from continuing.

b)	If, in connection with Using Customer’s Transponder Capacity,

i)	Customer is convicted under any Obscenity Law or has been found by any Governmental Authority to have violated any such law;

ii)	based on any Use of Customer’s Transponder Capacity by Customer, HNS is indicted or otherwise charged as a criminal defendant, or is convicted under any Obscenity law, or becomes the subject of a criminal proceeding or a governmental action seeking a fine, license revocation or other sanctions, or any Governmental Authority seeks a cease and desist or other similar order or filing;

iii)	A Governmental Communications Authority has issued an order initiating a proceeding to revoke HNS or the Satellite Operator’s authorization to operate the Satellite;

iv)	HNS obtains a court order pursuant to this Section, or a court or Governmental Authority of competent jurisdiction orders HNS to deny access to user or orders user to cease transmission; or

v)	HNS receives notice (the “Illegal Programming Notice”), written or oral, from a Governmental Authority that such authority considers Customer and/or any other user’s programming to be in violation of Obscenity Laws (the “Illegal Programming”), and that if HNS does not cease transmitting such Illegal Programming, then HNS and/or its parent or affiliates and/or any of their executives will be indicted or otherwise charged as a criminal defendant, will become the subject of a criminal proceeding or a governmental action seeking a fine, license revocation or other sanctions, or that such Governmental Authority will seek a cease and desist or other similar order or filing (with HNS being obligated, to the extent permitted by law, to provide Customer with a copy of such Illegal Programming Notice, if written, or with other verification, including the details thereof, if oral);

then, upon written notice from HNS to Customer (the “Denial of Access Notice”), which may be oral directed to Customer, Customer shall cease using Customer’s Transponder Capacity, immediately, in the case of a denial of access pursuant to subparagraphs (i), (ii), (iii) or (iv) above, or within 24 hours following receipt of such notice, in the case of a denial of access pursuant to subparagraph (v), above; and if user does not voluntarily cease using such capacity at the appropriate time, then HNS shall have the right to take such steps as they may deem necessary to prevent user from accessing Customer’s Transponder Capacity. Provided, however, that if user has more than one programming service, then the denial of access by HNS shall apply only to the Transponder used to provide the illegal Programming Service; and provided further, however, that if, upon receipt of the Denial of access Notice from HNS, user does not immediately cease transmission of such Illegal Programming Service, then HNS shall have the right to take such steps as they deem necessary to prevent user from accessing the Transponder used to transmit such Illegal Programming Service (and if, thereafter, Customer transmits such Illegal Programming Service using any of Customer’s Transponder Capacity, then HNS shall have the immediate right, without further notification, to take such steps as HNS deems necessary to prevent Customer from accessing any of Customer’s Transponder Capacity). As used herein, “user” shall mean Customer and any person to whom Customer transfers all or part of its right to Use Customer’s Transponder Capacity, including without limitation, a sublessee, licensee or assignee.

VIII.	TERMINATION OF SPACE SEGMENT SERVICES

The provision of in Amendment 3 relative to Space Segment Services shall terminate automatically as speicifed in said Amendment, unless terminated earlier pursuant to one of the following paragraphs:

1.  Events of Customer Default. In the event that an Event of Customer Default, as defined in the MSA, occurs, then HNS may, by giving written notice thereof to Customer, terminate the provisions of Amendment 3 relative to Space Segment Services as of a date specified in such notice of termination. In the event that HNS terminates Amendment 3 for any such reason, in addition to all of HNS’ other remedies at law or in equity, HNS may declare immediately due and payable a “Termination Fee” equal to the monthly fees remaining unpaid over the balance of the term of this Amendment 3.

Further, in such event, HNS shall be entitled to use the Customer's Transponder Capacity for whatever purpose HNS sees fit and Customer shall not be entitled to any equitable relief with respect to such use or any refund of amounts paid to HNS. Customer acknowledges that HNS’ rights set forth in this section: (i) are reasonable under all of the circumstances existing as of this date; (ii) constitute liquidated damages for the loss of a bargain; and (iii) do not constitute a penalty.

2.  Termination for Transponder Capacity Failure. If a Transponder Capacity Failure continues uninterrupted for more than ten (10) consecutive days, or such other period as is mutually agreed upon in writing by HNS and Customer, then the provisions of the MSA relative to Space Segment may be immediately terminated by either party by written notice to the other delivered on or before the thirtieth day after the calendar day on which the Transponder Capacity Failure began. If so terminated, HNS shall refund to Customer a prorated amount of any prepaid charges for the terminated transponder capacity and HNS shall have no other or further liability to Customer.

3.  Termination for Removal of Satellite. If, during the Term, the Satellite Operator or HNS, in their sole discretion, (1) determines that it is necessary to remove the Satellite from operation and (2) does not elect to provide equivalent replacement capacity to Customer at the same orbital slot as was previously occupied by the Satellite, then it is understood and agreed that upon removing the Satellite from its assigned orbital location, HNS shall have no further obligations to Customer relative to the provision Space Segment under in respect of that Satellite under the MSA ; provided, however, that until the Satellite is removed, HNS shall continue to make available Customer’s Transponder Capacity as provided for herein. HNS will, to the extent possible, provide Customer with ninety (90) days notice prior to the disposition of the Satellite. Upon any termination of the MSA pursuant to this Section, HNS shall refund to Customer a prorated amount of any prepaid charges for the terminated Transponder Capacity. Except as set forth in the preceding sentence, HNS shall have no liability to Customer upon such termination.

ATTACHMENT I

STATEMENT OF WORK

1.0 SCOPE OF WORK

In accordance with the terms hereof, HNS will provide services in Europe which required to provide full duplex point-to-multipoint satellite communication system using a dedicated HX Network (“Network”) consisting of certain network operations center (“NOC”) equipment, and Customer supplied and Customer operated integrated aeronautical terminal units. The Equipment associated with the Network is being provided in accordance with the purchase order previously issued by Customer for the European NOC Equipment.

The program effort associated with the maintenance and operation of the Network will be carried out as follows:

HNS will provide services including;

1)	HNS North America will be the prime contractor for and Row44 point of contact for all program management services, including network engineering and implementation of Equipment and Services.

2)	Provision and operation of Row44 dedicated inroute Ku-band space segment (the “Space Segment”) per Customer’s instructions subject to space segment availability. Provision and operation of Row44 outroute capacity per Customer’s instructions.

3)	***

4)	Read-only access to monthly Service reports to provide information regarding the Services including service NOC outages during the prior calendar month, and planned activities for the upcoming calendar month.

5)	***

2.0	DELIVERABLE SERVICES

This section sets forth the services to be provided under this Agreement.

2.1	NOC OPERATIONS AND MAINTENANCE

HNS will provide the NOC Operations and Maintenance Services as described in Attachments II and III.

*** Confidential treatment requested.

2.2	SPACE SEGMENT

Dedicated transponder capacity to support the Customer's dedicated outroute and inroutes will be procured by HNS on the ***. The satellite is configured with redundant traveling wave tube amplifiers (“TWTAs”), which provide inherent backup capability in the event of a primary TWTA failure.

2.3	REPORTS AND OTHER INFORMATION; REMOTE ACCESS

HNS will provide Customer with read-only access to the following reports via a web-based application in HNS standard formats:

1.	Chronological list of trouble reports summarizing NOC related or customer reported problem(s) and resolution(s) of problems with timed duration of outage. This report will also provide information on HNS’ performance in resolving the problem in accordance with the applicable severity level.

2.	Network service availability is reported on the Network Outage reports for network outage conditions and/or Operations Trouble Tickets.

3.	Other reports as may be made available in accordance with Attachment II.

Customer may request other reports and information, which, upon mutual agreement, HNS will provide for an additional fee.

2.4	HNS PROGRAM TASKS

HNS has the overall responsibility for implementation of Customer’s dedicated European Network as described in this Amendment. This section details some of the specific tasks that will be the responsibility of HNS during the accomplishment of this work. Section 4.0 notes Customer's responsibilities related to the network implementation.

2.4.1	Program Management Team

In order to ensure that work under the Agreement proceeds at the planned rate, HNS’ program management team will consist of experienced professionals in the various areas of expertise required. This team will be headed by a Program Manager to coordinate all HNS resources required for the successful conduct of the work, and to ensure that required coordination takes place between HNS and Customer personnel.

Tasks to be performed by the program management team include:

*** Confidential treatment requested.

•	Schedules
•	Status reporting
•	Staffing
•	Subcontractor interface (if applicable)
•	Space segment technical support
•	System configuration
•	Documentation preparation

2.4.2	Progress Reports and Status Reviews

A program status review meeting will be held weekly during the network implementation, and monthly thereafter, unless otherwise agreed by the parties, to review the most recent progress reports and discuss any particular program problem areas. The scheduling of meetings will be by mutual agreement. HNS will prepare and action item list and trouble Trouble Ticket status to track project status.

I

3.0	SERVICE PERFORMANCE

The following provisions shall apply to the European HX NOC equipment operated by HNS.

3.1	Service Performance Standard

HNS will use commercially reasonable efforts to make the Services available (“Service Availability”) *** of the Scheduled Service Time (as defined in Paragraph 3.3 below) for each calendar month of the Term, such that the aggregate number of minutes of Service interruption for the HX NOC for a given calendar month of the Term shall not exceed *** of the aggregate number of minutes of Scheduled Service Time.

3.2	Service Performance Conditions

HNS will use commercially reasonable efforts to provide the Services in accordance with the Service performance standard set forth in Paragraph 3.1 above. In the event that HNS fails to meet such Service performance standard in any calendar month, as Customer's sole and exclusive remedy, HNS will pay Customer liquidated damages calculated in accordance with Paragraph 3.4 below. A failure to meet the Service performance standard does not constitute a Service interruption for purposes of calculating liquidated damages under this section when due to any of the following causes:

A.	The failure or nonperformance of any Customer-provided facilities or equipment, or third-party facilities or equipment acquired by HNS on behalf of Customer, including any out-of-tolerance earth station conditions not caused by HNS

*** Confidential treatment requested.

B.	The fault, negligent act, or negligent failure to act of Customer, its employees, agents, or invitees.

C.	Preventive maintenance and/or other scheduled Service outages (when done pursuant to a preventive maintenance schedule provided by HNS, and reasonably agreed by Customer) as may be necessary to maintain the Services in satisfactory operating condition, to provide additional system capacity, to protect the overall performance of the Services, to protect the overall performance of the Services, or any other such or for any other reasonable cause. For the avoidance of doubt, preventive maintenance schedules in respect of Customer’s own NOC equipment shall be mutually agreed to occur outside of each of Customer’s typical network usage hours.

D.	An event of Force Majeure suspending HNS' performance obligations in accordance the applicable terms of this Agreement.

E.	The unavailability of Services to Customer, pursuant to orders of applicable Governmental Communications authorities, during emergency conditions such as major natural or man-made disasters and emergencies involving national defense and security.

3.3	Service Interruption

The Services shall be available on a 24-hour per day, 365-days per year basis (the “Scheduled Service Time”). The duration of a Service interruption is measured by the number of hours during the Scheduled Service Time that elapse from the time that a trouble ticket is opened to the time that HNS notifies Customer that the Services have been restored. Customer’s availability for a given calendar month shall be a percentage equal to 100% minus a fraction, the numerator of which shall be equal to the aggregate number of minutes of interruption for Customer's HX NOC Equipment, and the denominator of which shall be equal to the total number of minutes of scheduled Service time for such month.

3.4	Service Interruption Liquidated Damages

***

4.0	CUSTOMER RESPONSIBILITIES

4.1	PROGRAM MANAGER

Customer will designate a primary point of contact for overall coordination of Customer related activities.

*** Confidential treatment requested.

4.2	LICENSES

Except for the licenses associated with HNS’s NOC operations, Customer will be responsible for obtaining all necessary licenses for operating the network, including licenses for governmental bodies having responsibilities for communications and air travel . HNS, however, will provide Customer reasonable support in applying for such licenses. Customer shall remain responsible for actually filing the applications and holding and maintaining the licenses.

4.3	CUSTOMER SUPPLIED EQUIPMENT

All Customer-owned Equipment (with the exception of the HX NOC) located at the NOC shall be operated by the Customer including monitoring, control, trouble isolation and resolution. HNS’ services pertaining to this Customer-owned equipment shall be limited to installation or replacement of Customer supplied equipment upon request by the Customer.

Customer supplied equipment necessary for HNS to perform system integration and testing shall be in good working order at the time of the system integration.

4.4         CUSTOMER REMOTE EQUIPMENT INSTALLATION, MAINTENANCE AND TROUBLESHOOTING RESPONSIBILITIES

Except for HNS remotely servicing the remote equipment, such as, resetting such equipment, uploading software to such equipment as requested by Customer, or making mutually agreed configuration changes to the remote equipment Customer is responsible for all remote equipment installation, maintenance and troubleshooting and field service issues.

ATTACHMENT II

NOC OPERATIONS, MAINTENANCE AND TECHNICAL SUPPORT SERVICES

1.	General

This Attachment II defines the work to be performed by HNS (HNS) to provide European HX NOC operations, maintenance, and technical support services.

European HX NOC operations and maintenance services consists of operating and maintaining the Customer’s dedicated HX NOC facilities installed at the Greisheim NOC.

2.	Support Services

***

Technical systems and software support will be provided for operational problems by HNS. Technical support services are those services, related to the isolation and resolution of problems occurring within the Hughes supplied equipment and software. Customer is responsible for isolation and troubleshooting of aeronautical terminal problems, except that HNS will provide status monitoring of the remote terminals. The operational status of each remote terminal (active or inactive) will be accessible to Customer via the network management system.

The various technical support services that will be provided to Customer as part of this Maintenance Agreement are described below.

•	NOC and system level support 24 hours per day, seven days per week. In the event of a NOC operational issue, HNS will open a Customer Case Record (CCR) and notify the customer of the event. Periodic updates will be made to the ticket which track major problem isolation steps and results.
•	Customer shall be provided with a URL and a Username/Password that will enable them to read their CCRs via the Internet. This access will also show the last 60 days of activities (tickets opened/closed) and provides a means of commenting back to the assigned support engineer or HNS management.
•	HNS will provide Customer Service Bulletins (CSBs) periodically to notify Customer of problems that have been reported with the system, the current correction status of these problems and/or operational procedures to provide a work around to the problems. CSBs also provide additional information, not available in the current system documentation.
•	Upgrades to the current version of software within the Customer’s Hub equipment will be made as necessary to incorporate bug fixes. Update schedules will be mutually agreed with the Customer.
•	Customer access to the HX network Vision system for terminal related monitoring, maintenance and diagnostic functions such as: terminal commissioning support, display of terminal status, display of terminal link statistics, and terminal reset commands. Remote terminal software downloads or configuration changes will be the responsibility of HNS.

*** Confidential treatment requested.

•	HNS will provide Customer access to the HX network management system for the monitoring of alarm conditions with respect to HNS HX-NOC (not the NOC components that are on the shared platform) equipment. Any NOC related software downloads or configuration changes will be the responsibility of HNS.

3.	Problem Severity Levels

When a CCR is opened a severity level is assigned based upon the impact or potential impact of the problem. The various severity level designations are described below.

Severity 1:	Network down
Severity 2:	Problem that will cause a severity 1 circumstance if not corrected
Severity 3:	Recurring operational problem
Severity 4:	Technical questions / future release request / software upgrades
Severity 5:	Single event problem with minor impact
Severity 6:	Currently used for advance warranty issues if applicable
Severity 7:	Problems that will be resolved in a future software release.

The specific severity level definitions, actions, and escalation timeframes for critical problems (severity level 1 through 3 are described below.

3.1	Severity Level 1 - Network down

A network may be declared down if either:

50% or more of the remote sites are not communicating

50% or more of the remote connections fail.

The goal is to have the network restored within one (1) hour of the event. The following are the escalations for Severity Level 1:

Level	Time CCR Opened	Responsibility	Action

1	0 hr	Network Operator	Open CCR, document problem, notify section supervisor.
2	0 hr	Network Engineer	Work to resolve the problem.
3	0 hr	Section Manager	Support network engineer and obtain additional resources as required. Inform network engineering management and program manager as appropriate.
4	1 hr	Network Engineering Director, Program Manager	Network engineering director determines if development engineering involvement is necessary and reviews the situation with the program manager. Program manager reviews the situation with the Customer.
5	1 hr	Sr. Director of Network Engineering	The senior director examines the situation and provides additional resources if required, estimates the time to resolution, and escalates to senior management.
6	8 hrs	Senior Vice President	SVP examines the actions taken, determines if additional resources are required, reviews the status and next steps with the Customer’s executives.
7 & 8	20 hrs	QA War Room Exec VP	QA war room reviews the overall actions, determines if additional actions are required, advises the executive vp and the OOTC of the status, and determines whether process changes are required.

2.2        Severity Level 2 - Condition exists that has a major negative impact on the customer or if left unchecked could result in a severity level 1 event

Examples of this are:

Loss of redundancy

Continuous connectivity problems

Failure of a previously implemented protocol or application.

Failure of a newly applied patch or fix to an existing problem.

The goal is to address the problem within 4 hours with a work-around, patch, parts replacement or an alternative plan that has been agreed with by the Customer. If the original problem is resolved with a temporary fix the original CCR is to be closed and a second CCR opened at a lower severity level to track the ongoing problem resolution.

Level	Time CCR Opened	Responsibility	Action
1	0 hr	Network Operator	Open CCR, document problem, notify section supervisor.
2	1 hr	Network Engineer	Work with Customer to resolve the problem.
3	4 hr	Section Manager	Support network engineer and obtain additional resources as required. Inform network engineering management and the program manager as appropriate.
4	6 hr	Network Engineering Director, Program Manager	Network engineering director determines if development Engineering involvement is necessary and reviews the situation with the program manager. The program manager reviews the situation with the Customer.
5	12 hr	Sr. Director of Network Engineering	The Sr Director examines the situation, provides additional resources if required, estimates the time to resolution and escalates to senior management.
6	24 hrs	Senior Vice President	SVP examines the actions taken, determines if additional resources are required, and advises Customer executives as to status and next steps.
7 & 8	48 hrs	QA War Room, Executive VP	QA war room determines if additional actions are required, advises the executive vp and the OOTC of the status, and determines whether process changes are required.

2.3	Severity Level 3 - Reoccurring operational issue with moderate impact

Examples are daily events including the following:

a) Hub component resets
b) Remote resets due to HNS system issue
c) Improper implementation of a new protocol or feature

The goal is to address the condition within 10 Days with either a patch or a final fix acceptable to Customer. If the solution is temporary, the original CCR will be closed and a new severity level 7 CCR will be opened to track planning and implementation of the permanent solution.

Level	Time CCR Opened	Responsibility	Action
1	0 hr	Network Operator	Open CCR, document problem, and notify section supervisor.
2	8 hr	Network Engineer	Work with Customer to resolve the problem.
3	4 d	Section Manager	Obtain additional resources as required, inform network engineering management and program manager as appropriate.
4	5 d	Network Engineering Director	Network engineering director reviews the situation with development engineering and the program manager if appropriate. Program manager reviews the situation with the Customer.
5	6 d	Sr. Director of Operations Support	The senior director examines the situation and determines if additional resources are required, estimates the time to resolution, and escalates to senior management.
6	10 d	Senior Vice President	SVP examines the actions taken, determines if additional resources are required, and advises Customer’s executives of status and next steps.

4.0	SERVICE LIMITATIONS

The Technical Support Services are offered with the limitations outlined in this section.

Technical Support Services do not include support and service for the following:

1)	Service and repair of software, equipment accessories, attachments, or any other devices not specifically purchased by Customer under the Master Purchase Agreement.

2)	Servicing Equipment and Software that has been changed, modified, or altered other than by means of approved upgrades and configuration changes.

4.0	CUSTOMER RESPONSIBILITIES

4.1	FAULT ISOLATION AND PROBLEM DETERMINATION

Customer shall maintain a technical staff with the capability of performing airborne terminal fault isolation and problem determination. Further, the Customer's trained staff shall be readily accessible by phone during periods when the Customer requests Technical Support. The Customer's staff shall assist HNS personnel in system troubleshooting, fault isolation, and problem determination to the extent requested.

4.2	SPARES

Customer shall purchase and maintain the HNS recommended complement of spares

ATTACHMENT III

SERVICE ORDER, PRICE SCHEDULE AND PAYMENT TERMS

1.       INITIAL SERVICE ORDER

1.1	NOC Operations, Technical Support and Maintenance

***

1.2	Remote Services

***

1.3	Backhaul Services

***

1.4	Space Segment

***

2.       OPTIONAL SERVICES

A.	Customer Furnished Equipment Expansion Services

***

3.	PAYMENT TERMS

Program Management, Backhaul Services, NOC Operations, Maintenance and Technical Support Services will be invoiced one month in advance. Invoices for NOC Operations, Maintenance and Technical Support charges will commence on the date of activation of the NOC Equipment. Invoices for backhaul services will start on the date such services are activated. The NOC Operations and Maintenance Charges described in Section 1.1 above will commence on December 1, 2010.

Except as otherwise provided in this Section, payment will be due net thirty (30) days from date of invoice.

Except for Space Segment Services for the month of December, 2010 (which will be invoiced and paid for at the same time as the January, 2011 Services), Space Segment Services will be invoiced monthly in advance. Invoices for space segment will be due and payable in accordance with the schedule set forth below.

*** Confidential treatment requested.

***

In the event that Customer requires that the Space Segment described above be provided by HNS for a period beyond December 31, 2011, Customer will so advise HNS by a date not later than June 30, 2011, after which point, Customer and HNS will exercise their respective best efforts to reach agreement on the payment terms and prices for any such capacity after December 31, 2011.

*** Confidential treatment requested.

AMENDMENT NO. 4 TO MASTER SERVICES AGREEMENT

This AMENDMENT No. 4 (the “Amendment”) to Master Services Agreement is entered into November ____, 2010 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 31280 Oak Crest Drive, Suite #5, Westlake Village, CA 91361

Whereas, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on two prior occasions; and

Whereas, Row 44 now desires to purchase and HNS desires to sell, certain additional satellite capacity in North America; and

WHEREAS, the parties now desire to amend the terms of the MSA to cover the provision and purchase of the additional satellite capacity herein described.

.

Now therefore, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.          ADDITIONAL CAPACITY

 Commencing November 23, 2010, the amount of satellite capacity to be provided by HNS during the Term of the Agreement will be increased to the levels described in the table below:

***

2.         NOC OPERATIONS CHARGE

***

*** Confidential treatment requested.

3.          PAYMENT SCHEDULE

As previously agreed by the parties, Row44 will be required to make payments for each of the charges described above on before the end of the last day of the month prior to the month for which services are to provided.

In the event that any payment is not received by the due date, HNS may, at its option, immediately terminate services as of the first day of the next following month. By way of example, in the event that the July 2011 payment is not made by the end of the day on June 30, 2011, HNS may terminate or suspend service on July 1, 2011.

Should HNS terminate service, HNS will terminate Row44 related space segment agreements with *** and HNS makes no representation about its ability to re-secure space segment or restart services at a later date.

Further, the table below sets forth a schedule for the payment of the monthly NOC Operations and Maintenance charges, along with the monthly satellite capacity charges, as modified by this Amendment.

***

4.    OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended shall remain in full force and effect.

*** Confidential treatment requested.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC		Row 44, Inc.
By:	/s/ Philip K. O’Brien	By:	/s/ John Guidon
Title:	V.P. Legal	Title:	C.E.O.
Date:	11/18/2010	Date:	11/17/2010

AMENDMENT NO. 5 TO MASTER SERVICES AGREEMENT

This AMENDMENT No. 5 (the “Amendment”) to Master Services Agreement is entered into January ____, 2011 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 31280 Oak Crest Drive, Suite #5, Westlake Village, CA 91361

Whereas, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on a number of prior occasions; and

Whereas, Row 44 now desires to purchase and HNS desires to sell, certain additional satellite capacity in North America; and

WHEREAS, the parties now desire to amend the terms of the MSA to cover the provision and purchase of the additional satellite capacity herein described.

.

Now therefore, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.          ADDITIONAL CAPACITY

Commencing January 24, 2011, the amount of *** to be provided by HNS during the Term of the Agreement will be increased to the level described in the table below:

***

III.	Payments for Services

Row44 will be required to make payments for the charges listed above before the end of the last day of the month prior to the month for which services are to be provided.

In the event that any payment is not received by the due date, HNS may, at its option, immediately terminate services as of the first day of the next following month. ***

Should HNS terminate service, HNS will terminate Row44 related space segment agreements with *** and HNS makes no representation about its ability to re-secure space segment or restart services at a later date.

IV. Payment Schedule

***

4.     OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended shall remain in full force and effect.

*** Confidential treatment requested.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC		Row 44, Inc.

By:	/s/ Philip K. O’Brien	By:	/s/ John LaValle

Title:	V.P. Legal	Title:	COO & CFO

Date:	01/15/2011	Date:	01/14/2011

AMENDMENT NO. 6 TO MASTER SERVICES AGREEMENT

This AMENDMENT No. 6 (the “Amendment”) to Master Services Agreement is entered into January ____, 2011 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 31280 Oak Crest Drive, Suite #5, Westlake Village, CA 91361

Whereas, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on a number of prior occasions; and

Whereas, Row 44 now desires to purchase and HNS desires to sell, certain additional satellite capacity in North America; and

WHEREAS, the parties now desire to amend the terms of the MSA to cover the provision and purchase of the additional satellite capacity herein described.

.

Now therefore, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.           ADDITIONAL CAPACITY

Commencing April 1, 2011, the amount of satellite capacity to be provided by HNS on both the *** and the *** will be increased by ***, to the price levels listed below. For the sake of clarity, the table below also include the pricing and technical parameters for ***.

***

III.	Payments for Services

Row44 will be required to make payments for the charges listed above before the end of the last day of the month prior to the month for which services are to be provided.

In the event that any payment is not received by the due date, HNS may, at its option, immediately terminate services as of the first day of the next following month. ***.

Should HNS terminate service, HNS will terminate Row44 related space segment agreements with *** and HNS makes no representation about its ability to re-secure space segment or restart services at a later date.

4.     OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended shall remain in full force and effect.

*** Confidential treatment requested.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC		Row 44, Inc.

By:	/s/ Philip K. O’Brien	By:	/s/ John LaValle

Title:	V.P. Legal	Title:	COO & CFO

Date:	03/30/2011	Date:	03/30/2011

AMENDMENT NO. 7 TO MASTER SERVICES AGREEMENT

This AMENDMENT No. 7 (the “Amendment”) to Master Services Agreement is entered into July ____, 2011 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 4353 Park Terrace Drive, Westlake Village, CA 91361

Whereas, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on a number of prior occasions; and

WHEREAS, Amendment No. 3 to the MSA provided, inter alia, that HNS would sell and Customer would purchase certain space segment capacity on the ***; and

Whereas, Row 44 now desires to purchase and HNS desires to sell, certain additional space segment capacity on the ***, pursuant to the terms hereof; and

WHEREAS, the parties now desire to amend the terms of the MSA to cover the provision and purchase of such additional capacity.

.

Now therefore, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Customer and HNS hereby agree as follows:

1.        TERM OF THIS AMENDMENT

The term of this Amendment (“Amendment No. 7 Term”) and the term of Services provided pursuant to Amendment No. 3 to the MSA and hereunder will commence January 1, 2012 and remain in effect for a period of 36 months through December 31, 2014, unless terminated earlier as provided herein.

2.     ADDITIONAL SATELLITE CAPACITY.

Commencing January 1, 2012, the amount of satellite capacity to be provided by HNS to Customer, and the price for such capacity will be as specified in Section 1 to Attachment A appended hereto. The payment and other terms relating to such capacity shall be as specified in Section 2 to Attachment A.

3.     OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 7 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

*** Confidential treatment requested.

Hughes Network Systems, LLC		Row 44, Inc.

By:	/s/ Philip K. O’Brien	By:	/s/ John LaValle

Title:	V.P. Legal	Title:	COO & CFO

Date:	09/29/2011	Date:	07/29/2011

ATTACHMENT A

1.	SPACE SEGMENT ON ***

Commencing on January 1, 2012, the amount of capacity to be provided by HNS to Customer will be as specified below:

***

2.	PAYMENT and other TERMS

A.	Space Segment Pricing:

***

B.	Additional Terms:

1. 36 month term (expires on 12/31/14)

***

C.	Year 1 Space Segment Payment Schedule

***

Year 2 Space Segment Payment Schedule

***

Year 3 Space Segment Payment Schedule

***

In the event that Customer determines that it is not able to utilize the space segment capacity specified above, Customer may provide HNS with written notice of such inability ***. Upon receipt of such notice from Customer, HNS will attempt to remarket the relevant unused capacity to third parties. Further, to the extent HNS is successful in such remarketing efforts, HNS will relieve Customer of its payment obligation hereunder. Customer acknowledges, however, if Customer does return any space segment capacity to HNS for remarketing, HNS makes no guarantee or representation that this capacity will be available later, should Customer’s requirements change.

***

*** Confidential treatment requested.

AMENDMENT NO. 8 TO MASTER SERVICES AGREEMENT

This AMENDMENT No. 8 (the “Amendment”) to Master Services Agreement is made effective August 3, 2011 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 4353 Park Terrace Drive Westlake Village, CA 91361

Whereas, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on a number of prior occasions; and

Whereas, Row 44 now desires to purchase and HNS desires to sell, certain additional satellite capacity in North America; and

WHEREAS, the parties now desire to amend the terms of the MSA to cover the provision and purchase of the additional satellite capacity herein described.

.

Now therefore, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.         ADDITIONAL CAPACITY

Commencing August 1, 2011, the amount of satellite capacity to be provided by HNS on both the *** and the *** will be increased by ***, to the price levels listed below. For the sake of clarity, the table below also include the pricing and technical parameters for ***,

***

Note: The values listed above for percent of Bandwidth may need to be slightly changed depending upon transponder power performance.

III.	Payments for Services

Row44 will be required to make payments for the charges listed above before the end of the last day of the month prior to the month for which services are to be provided.

In the event that any payment is not received by the due date, HNS may, at its option, immediately terminate services as of the first day of the next following month. ***

Should HNS terminate service, HNS will terminate Row44 related space segment agreements with *** and HNS makes no representation about its ability to re-secure space segment or restart services at a later date.

*** Confidential treatment requested.

4.    OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 8 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC		Row 44, Inc.
By:	/s/ Philip K. O’Brien	By:	/s/ John Guidon
Title:	V.P. Legal	Title:	C.E.O.
Date:	08/03/2011	Date:	08/03/2011

AMENDMENT NO. 9 TO MASTER SERVICES AGREEMENT

This AMENDMENT No. 9 (the “Amendment”) to Master Services Agreement is entered into August ____, 2011 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 4353 Park Terrace Drive Westlake Village, CA 91361

Whereas, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on a number of prior occasions; and

Whereas, Row 44 now desires to purchase and HNS desires to sell, certain additional satellite capacity in North America; and

WHEREAS, the parties now desire to amend the terms of the MSA to cover the provision and purchase of the additional satellite capacity herein described.

.

Now therefore, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.          ADDITIONAL CAPACITY

Commencing September 19, 2011, the amount of outroute satellite capacity to be provided by HNS on *** will be increased by ***. Commencing on September 29, 2011, the amount of satellite capacity to be provided by HNS on *** to the price levels listed below.

***

Note: The values listed above for percent of Bandwidth may need to be slightly changed depending upon transponder power performance.

III.          Payments for Services

Row44 will be required to make payments for the charges listed above before the end of the last day of the month prior to the month for which services are to be provided.

The payment due September 30, 2011 will include the pro-rated services for the month of September plus the payment due for October services. The payment due September 30, 2011 is *** calculated as follows:

***

*** Confidential treatment requested.

In the event that any payment is not received by the due date, HNS may, at its option, immediately terminate services as of the first day of the next following month. ***

Should HNS terminate service, HNS will terminate Row44 related space segment agreements with *** and HNS makes no representation about its ability to re-secure space segment or restart services at a later date.

4.    OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 8 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC		Row 44, Inc.

By:	/s/ Philip K. O’Brien	By:	/s/ John Guidon

Title:	V.P. Legal	Title:	C.E.O.

Date:		Date:	09/07/2011

AMENDMENT #10 TO MASTER SERVICES AGREEMENT

This AMENDMENT No. 10 (the “Amendment”) to Master Services Agreement is entered into December ____, 2011 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 4353 Park Terrace Drive Westlake Village, CA 91361

Whereas, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on a number of prior occasions; and

Whereas, Row 44 now desires to purchase and HNS desires to sell, certain additional satellite capacity in North America; and

WHEREAS, the parties now desire to amend the terms of the MSA to cover the provision and purchase of the additional satellite capacity herein described.

.

Now therefore, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.          ADDITIONAL CAPACITY

Commencing December 9, 2011, the amount of satellite capacity to be provided by HNS on *** will be increased by ***. In addition, the amount ***. This table also lists the amount of satellite capacity, on the other satellites utilized by Customer, as well as the applicable ***.

***

2.           PAYMENT FOR CAPACITY

Row44 will be required to make payments for the charges listed above before the end of the last day of the month prior to the month for which services are to be provided.

The payment due December 30, 2011 will include the pro-rated services increased capacity on *** plus the payment due for January services. Thus, the payment due December 30, 2011 is ***, calculated as follows:

***

In the event that any payment is not received by the due date, HNS may, at its option, immediately terminate services as of the first day of the next following month. ***

*** Confidential treatment requested.

Should HNS terminate service, HNS will terminate Row44 related space segment agreements with *** and HNS makes no representation about its ability to re-secure space segment or restart services at a later date.

3.    OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 8 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC		Row 44, Inc.

By:	/s/ Philip K. O’Brien	By:	/s/ John LaValle

Title:	V.P. Legal	Title:	COO & CFO

Date:	12/19/2011	Date:	12/19/2011

*** Confidential treatment requested.

AMENDMENT #11 TO MASTER SERVICES AGREEMENT

This AMENDMENT No. 11 (the “Amendment”) to Master Services Agreement is entered into January ____, 2012 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 4353 Park Terrace Drive Westlake Village, CA 91361

Whereas, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on a number of prior occasions; and

Whereas, Row 44 now desires to purchase and HNS desires to sell, certain additional satellite capacity in North America; and

WHEREAS, the parties now desire to amend the terms of the MSA to cover the provision and purchase of the additional satellite capacity herein described.

.

Now therefore, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.          ADDITIONAL CAPACITY

Commencing January 26, 2012, the amount of satellite capacity to be provided by HNS on the *** will be increased to provide ***. In addition, commencing February 21, 2012, the amount of satellite capacity to be provided by HNS on *** will be increased to provide *** and ***. Finally, commencing March 20, 2012, the amount of satellite capacity to be provided by HNS on *** will be increased to provide ***. The table below sets forth the amount of capacity to be provided on *** once all the additional capacity has been provided. This table also lists the applicable ***.

***

*** Confidential treatment requested.

2.           PAYMENT FOR CAPACITY

Row44 will be required to make payments for the charges listed above before the end of the last day of the month prior to the month for which services are to be provided.

The payment due January 31, 2012 will include the pro-rated services increased capacity on *** plus the payment due for February services. Thus, the payment due January 31, 2012 is ***, calculated as follows:

***

The payment due February 29, 2012 will include the pro-rated services increased capacity on *** plus the payment due for March services. Thus, the payment due February 29, 2012 is ***, calculated as follows:

***

The payment due March 31, 2012 will include the pro-rated services increased capacity on *** plus the payment due for April services. Thus, the payment due March 31, 2012 is ***, calculated as follows:

***

In the event that any payment is not received by the due date, HNS may, at its option, immediately terminate services as of the first day of the next following month.

Should HNS terminate service, HNS will terminate Row44 related space segment agreements with *** and HNS makes no representation about its ability to re-secure space segment or restart services at a later date.

*** Confidential treatment requested.

3.           OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 11 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC		Row 44, Inc.

By:	/s/ Philip K. O’Brien	By:	/s/ John LaValle

Title:	V.P. Legal	Title:	COO & CFO

Date:	01/23/2012	Date:	01/20/2012

AMENDMENT #12 TO MASTER SERVICES AGREEMENT

This AMENDMENT No. 12 (the “Amendment”) to Master Services Agreement is entered into June _____, 2012 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 4353 Park Terrace Drive Westlake Village, CA 91361

Whereas, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on a number of prior occasions; and

Whereas, Row 44 now desires to purchase and HNS desires to sell, certain additional satellite capacity in North America; and

***

***

WHEREAS, the parties now desire to amend the terms of the MSA to cover these revisions.

.

Now therefore, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.          BACKGROUND

The initial term of the MSA is to expire on or about December 28, 2012. The parties now desire to extend the term of services to be provided pursuant to the MSA through December 31, 2015. ***

2.          TERM OF AGREEMENT

The parties now agree that the term of services to be provided pursuant to this MSA (i.e., space segment services and Hub operations, maintenance and technical support services), shall be extended through December 31, 2015. Therefore, the term for any satellite space segment capacity previously acquired by Customer under the MSA and any previously executed amendments, as well as the term for any capacity to be provided pursuant to this Amendment and any subsequent amendments, shall continue through December 31, 2015.

3.          EXCLUSIVITY

***

*** Confidential treatment requested.

4.          ADDITIONAL CAPACITY

Currently, Customer has satellite capacity on ***. The total amount of capacity currently being provided by HNS to Customer on each of these satellites is set forth in the table below. Customer now wants to increase the amount of capacity to be provided on each of these *** satellites. The increase in capacity will be accomplished in a series of steps over the next few months, such that the total amount of increased capacity, along with the dates by which such capacity will be provided, will be as set forth in the table below.

***

The parties contemplate that increases in capacity will be completed in steps over several months where the amount of outroute and inroute capacity being provided is increased over time. In order to effect these increases, the following process will be used. Customer will provide written notice to HNS listing the details of the requested increase at least 30 days in advance of the time Customer is requesting that such capacity be made available. The details to be provided by Customer will include the name of the satellite, the amount of the requested increase in outroute capacity, the amount of the requested increase in inroute capacity, and such as information as may be reasonably required. Upon receipt of this information, HNS will provide a response to Customer indicating whether or not it will be able to effect such increase in accordance with the Customer’s request. If HNS has notified Customer that it can accommodate Customer’s request, this confirmation notice will then be deemed to be Customer’s firm commitment to acquire the increased capacity in accordance with the agreed schedule. In the event that HNS is not able to accommodate Customer’s request, HNS will so notify Customer, including the reasons why it is not able to fulfill the Customer’s request. Customer may then re-request the increase in capacity and this process will be repeated.

5.          PRICING AND DISCOUNTS

Subject to the terms hereof, and except as provided below, the price for the services to be provided pursuant to the MSA will continue to be as specified therein; ***. The current charge of *** for Hub operations, maintenance and technical support services shall be reduced to a base price *** and ***. In respect of the price for satellite space segment capacity, Customer acknowledges that the number of megahertz for which charges will apply will equal the greater of (i) the actual number of megahertz used, or (ii) in the case of outroute utilization, the amount of “power equivalent bandwidth” actually used. In addition, the amount of the increase in the Hub operations, maintenance and technical support services price to account for the additional Hub equipment is ***.

Notwithstanding the foregoing, the parties are currently negotiating the terms of an agreement whereby HNS would extend certain discounts on the Services to be provided hereunder in consideration of Customer granting HNS the right to acquire equity in the Customer. The amount of the discount has been agreed to be ***. Thus, the “after discount” price for the various service elements will be as specified in the table below:

***

These discounts will be applied in accordance with the following schedule:

***

The parties further agree that the invoices for Services to be provided pursuant to the MSA will reflect both the “pre-discount” and “after discount” prices. Finally, the parties agree that that the discounts herein contemplated will be applied in accordance with the table above even though the terms of the Discounts for Equity agreement have not yet been finalized; provided, however, that if such terms have not been finalized by September 1, 2012, such discounts will be suspended until such time as the final agreement between the parties has been executed.

Payment for services shall be made on the last day of the month prior to the month in which the services are to be rendered. In the event that any payment is not received by the due date, HNS may, at its option, immediately terminate services as of the first day of the next following month.

Should HNS terminate service, HNS will terminate Row44 related space segment agreements with *** and HNS makes no representation about its ability to re-secure space segment or restart services at a later date.

6.           OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 12 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC		Row 44, Inc.

By:	/s/ Philip K. O’Brien	By:	Michael Pigott

Title:	V.P. Legal	Title:	VP Legal & GC

Date:	09/11/12	Date:	09/11/2012

*** Confidential treatment requested.

AMENDMENT NO. 13 TO MASTER SERVICES AGREEMENT

This AMENDMENT No. 13 (the “Amendment”) to Master Services Agreement is entered into January 18, 2013 (the “Amendment Effective Date”) by and between Hughes Network Systems, LLC (“HNS”) located at 11717 Exploration Lane, Germantown MD 20876, and Row 44, Inc. (“Row 44” or “Customer”) located at 4353 Park Terrace Drive Westlake Village, CA 91361.

Whereas, Row 44 and HNS entered into a Master Services Agreement on or about December 28, 2007 (hereafter referred to as the “MSA”) which agreement has been heretofore amended on twelve prior occasions; and

Whereas, Row 44 now desires to purchase and HNS desires to sell, certain services enabling the provision of transatlantic aeronautic services, which services are substantially similar to the services provided pursuant to the MSA, as previously amended; and

WHEREAS, the parties now desire to amend the terms of the MSA to cover the provision and purchase of the services herein described; the delivery dates for space segment and other services contained in this MSA will be as specified in Section 3 below.

Now therefore, for and in consideration of the mutual covenants and promises contained herein, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Row 44 and HNS hereby agree as follows:

1.           BACKGROUND

HNS currently provides Equipment and Services to Customer which enables Customer to provide an Internet access services to passengers on commercial aircraft in North America and certain parts of Europe (which airborne Internet access service is hereafter referred to as the “Aero-Service”). Customer now desires to enable the provision of an Aero-Service for transatlantic aircraft. This Amendment sets forth a description of the space segment to be provided by HNS to enable these Aero-Services, as well as certain other services to be provided by HNS which are required for these Services.

2.           TERM OF SERVICES UNDER THIS AMENDMENT

The term of the Services to be provided hereunder will continue through the term of the MSA; i.e., the term will continue through December 31, 2015.

3    SATELLITE CAPACITY, RELATED SERVICES AND ASSOCIATED PRICING

Customer will purchase and HNS will sell, certain satellite capacity on the ***. A description of this capacity, as well as the prices therefor, is set forth in the table below.

*** Confidential treatment requested.

A.          *** Capacity:

***

*The outroute symbol rate in the case where the outroute and *** inroutes occupy *** of bandwidth will be set to the highest symbol rate supported by the available power and link budget.

***

B.          Related Services

***

4.     SATELLITE CONTOURS

A description of the satellite coverage for the *** is set forth in Attachment I to this Amendment.

5.     LICENSES

Customer will be responsible for securing any required licenses or authorizations to enable the provision of the ***.

6.     OTHER TERMS

Except as amended herein, all terms and conditions of the MSA as amended shall remain in full force and effect.

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment No. 3 to be executed as of the Amendment Effective Date by and through their duly authorized representatives.

Hughes Network Systems, LLC		Row 44, Inc.
By:	/s/ Patrick K. O’Brien	By:	/s/ Illegible
Title:	VP Legal	Title:	CTO
Date:	01/27/13	Date:	01/18/13

*** Confidential treatment requested.

ATTACHMENT I

This Attachment includes a description of the coverage to be provided by the ***.

*** Space Segment

***

*** Confidential treatment requested.